                  PROSPECTUS SUPPLEMENT DATED SEPTEMBER 1, 2000


This Supplement updates certain information contained in the following prospectuses for products issued by Fortis Benefits Insurance Company.

-      Fortis Wall Street Series VUL dated May 1, 2000
-      Fortis Wall Street Series Survivor VUL dated May 1, 2000
- Fortis Wall Street Series VUL 220 dated May 1, 1999 as subsequently supplemented
- Fortis Wall Street Series VUL 500 dated May 1, 1999 as subsequently supplemented
- Harmony Investment Life VUL dated May 1, 1995 as subsequently supplemented
-      Fortis Opportunity Variable Annuity dated May 1, 2000
-      Fortis Masters Variable Annuity dated May 1, 2000
-      Fortis Opportunity+ Variable Annuity dated May 1, 2000
-      Fortis Masters+ Variable Annuity dated May 1, 2000
-      Fortis Income Preferred Variable Annuity dated May 1, 2000
-      Fortis Empower Variable Annuity dated May 1, 2000

Please read this Supplement carefully. You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

FORTIS SERIES FUND

One of the subaccounts available for investment is the Global Asset Allocation Series of the Fortis Series Fund, Inc. Effective September 1, 2000 the following changes to the Global Asset Allocation Series will take place:

- The sub-adviser retained by Fortis Advisers, Inc. will no longer be Morgan Stanley Dean Witter Investment Management Limited. The new sub-adviser retained by Fortis Advisers, Inc. will be T. Rowe Price Associates, Inc.


- The name of the series will change from Global Asset Allocation Series to International Stock Series II.

For further information on how the International Stock Series II will be managed, please refer to the September 1, 2000 Supplement to the Fortis Series Fund prospectus dated May 1, 2000.

FORTIS


MASTERS

VARIABLE
ANNUITY
Contracts Under Flexible
Premium Deferred
Combination Variable and
Fixed Annuity Contracts
PROSPECTUS DATED

September 1, 2000


[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

95961 (9/00)


FORTIS BENEFITS INSURANCE COMPANY

MAILING          STREET ADDRESS:        PHONE: 1-800-800-2000
ADDRESS:         500 BIELENBERG DRIVE   EXTENSION 3057
P.O. BOX 64272   WOODBURY
ST. PAUL         MINNESOTA 55125
MINNESOTA 55164

This prospectus describes interests under flexible premium, deferred combination variable and fixed annuity contracts issued by Fortis Benefits Insurance Company ("Fortis Benefits").
These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account, or a variable return accumulation option through a variable account, or a combination of these two options. You can choose among 10 different guarantee periods under the guaranteed interest accumulation option, each of which has its own interest rate which is guaranteed for the entire guarantee period.

Under the variable return accumulation option, you can choose among the following investment portfolios (those portfolios which have a non-Fortis subadvisor include the name of the subadvisor at the beginning of the portfolio name):


Money Market Series                      Dreyfus -- S&P 500 Index Series
U.S. Government Securities Series        T. Rowe Price -- Blue Chip Stock
Diversified Income Series                Series
AIM -- Multisector Bond Series           AIM -- Blue Chip Stock Series II
High Yield Series                        Lazard Freres -- International Stock
T. Rowe Price -- International Stock     Series
Series II                                Dreyfus -- Mid Cap Stock Series
Asset Allocation Series                  Berger -- Small Cap Value Series
Federated -- American Leaders Series     Global Growth Series
Value Series                             MFS -- Global Equity Series
MFS -- Capital Opportunities Series      Alliance -- Large Cap Growth Series
Growth & Income Series                   MFS -- Investors Growth Series
                                         Growth Stock Series
                                         Aggressive Growth Series


The accompanying prospectus for these investment portfolios describes the investment objectives, policies, and risks of each of the portfolios.

This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.

A Statement of Additional Information, dated May 1, 2000, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available, without charge, from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 25 of this prospectus.

THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER, OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                PAGE
Special Terms Used in this Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary of Contract Features................................      6
     - Fortis Benefits/Fortis Financial Group Member........      9
The Variable Account........................................      9
Series Fund.................................................      9
The Fixed Account...........................................     10
     - Guaranteed Interest Rates/Guarantee Periods..........     10
     - Market Value Adjustment..............................     10
     - Investments by Fortis Benefits.......................     11
Accumulation Period.........................................     11
     - Issuance of a Contract and Purchase Payments.........     11
     - Contract Value.......................................     12
     - Allocation of Purchase Payments and Contract Value...     12
     - Total and Partial Surrenders.........................     13
     - Telephone Transactions...............................     14
     - Benefit Payable on Death of Annuitant or Owner.......     14
The Annuity Period..........................................     15
     - Annuity Commencement Date............................     15
     - Commencement of Annuity Payments.....................     15
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     15
     - Annuity Options......................................     15
     - Death of Annuitant or Other Payee....................     16
Charges and Deductions......................................     16
     - Premium Taxes........................................     16
     - Charges Against the Variable Account.................     16
     - Tax Charge...........................................     16
     - Surrender Charge.....................................     16
     - Miscellaneous........................................     17
     - Reduction of Charges.................................     17
General Provisions..........................................     17
     - The Contracts........................................     17
     - Postponement of Payment..............................     18
     - Misstatement of Age or Sex and Other Errors..........     18
     - Assignment...........................................     18
     - Beneficiary..........................................     18
     - Reports..............................................     18
Rights Reserved By Fortis Benefits..........................     18
Distribution................................................     18
Federal Tax Matters.........................................     19
Further Information about Fortis Benefits...................     21
     - General..............................................     21
     - Ownership of Securities..............................     21
     - Selected Financial Data..............................     21
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................     22
Voting Privileges...........................................     23
Legal Matters...............................................     24
Other Information...........................................     24
Contents of Statement of Additional Information.............     24
Fortis Benefits Financial Statements........................     24
Appendix A--Sample Market Value Adjustment Calculations.....    A-1
Appendix B--Sample Death Benefit Calculations...............    B-1
Appendix C--Explanation of Expense Calculations.............    C-1

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation PeriodThe time period under a contract between the contract issue date and the annuity commencement date.

Accumulation Unit  A unit of measure used to calculate the owners' interest in the Variable Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   Fortis Benefits under the contract.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by Fortis Benefits.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Fixed Annuity      An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee Option that you designate one or more fixed payments.

Market Value Adjustment
                   Positive or negative adjustment in fixed account value that we make if such value is paid out more than fifteen days before or after the end of a guarantee period in which it was being held.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified ContractsContracts that do qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Series Fund        Fortis Series Fund, Inc., a diversified, open-end management investment company in which the Variable Account invests.

Seven Year         The seventh anniversary of a contract issue date, and each
                   Anniversary subsequent seventh anniversary of that date.

Valuation Date     All business days except, with respect to any subaccount,
                   days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable The segregated asset account referred to as Variable Account D Account of Fortis Benefits Insurance Company established to receive and invest purchase payments under contracts.

Variable Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

OWNER TRANSACTION CHARGES

     Front-End Sales Charge Imposed on Purchases.................       0%
     Maximum Surrender Charge for Sales Expenses.................    7%(1)

     NUMBER OF YEARS               SURRENDER CHARGE AS A
      SINCE PURCHASE                   PERCENTAGE OF
   PAYMENT WAS CREDITED              PURCHASE PAYMENT
   --------------------            ---------------------
       Less than 1                          7%
At least 1 but less than 2                  6%
At least 2 but less than 3                  5%
At least 3 but less than 4                  4%
At least 4 but less than 5                  3%
At least 5 but less than 6                  2%
At least 6 but less than 7                  1%
        7 or more                           0%

     Other Surrender Fees........................................        0%
     Exchange Fee................................................        0%
ANNUAL CONTRACT ADMINISTRATION CHARGE............................    $   0
VARIABLE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Charge...........................     1.25%
     Variable Account Administrative Charge......................      .10%
     Total Variable Account Annual Expenses......................     1.35%

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge," or payment of a death benefit.

MARKET VALUE ADJUSTMENT WITH RESPECT TO FIXED ACCOUNT

Surrenders and other withdrawals from the fixed account more than fifteen days from the end of a guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the fixed account value. We compute this adjustment according to a formula that we describe in more detail under "Market Value Adjustment".

PORTFOLIO ANNUAL EXPENSES (a)

                                         U.S.
                             MONEY    GOVERNMENT   DIVERSIFIED                               INTERNATIONAL     ASSET      AMERICAN
                             MARKET   SECURITIES     INCOME      MULTI SECTOR   HIGH YIELD       STOCK       ALLOCATION   LEADERS
                             SERIES     SERIES       SERIES      BOND SERIES      SERIES       SERIES II       SERIES      SERIES
                             ------   ----------   -----------   ------------   ----------   -------------   ----------   --------
Investment and Management
  Fee......................  0.30%      0.47%         0.47%         0.75%         0.50%          0.90%         0.47%       0.90%
Other Expenses.............  0.05%      0.05%         0.07%         0.15%         0.07%          0.12%         0.05%       0.35%
Total Fortis Series
  Operating Expenses.......  0.35%      0.52%         0.54%         0.90%         0.57%          1.02%         0.52%       1.25%


                                         CAPITAL      GROWTH &   S&P 500
                             VALUE    OPPORTUNITIES    INCOME     INDEX
                             SERIES      SERIES        SERIES    SERIES
                             ------   -------------   --------   -------
Investment and Management
  Fee......................  0.70%        0.90%        0.63%      0.40%
Other Expenses.............  0.08%        0.35%        0.06%      0.06%
Total Fortis Series
  Operating Expenses.......  0.78%        1.25%        0.69%      0.46%

                                                           BLUE
                                                           CHIP                                                    GLOBAL   GLOBAL
                                           BLUE CHIP       STOCK     INTERNATIONAL     MID CAP       SMALL CAP     GROWTH   EQUITY
                                          STOCK SERIES   SERIES II   STOCK SERIES    STOCK SERIES   VALUE SERIES   SERIES   SERIES
                                          ------------   ---------   -------------   ------------   ------------   ------   ------
Investment and Management Fee...........     0.87%         0.95%         0.84%          0.90%          0.90%       0.70%    1.00%
Other Expenses..........................     0.05%         0.35%         0.10%          0.28%          0.14%       0.07%    0.35%
Total Fortis Series Operating
  Expenses..............................     0.92%         1.30%         0.94%          1.18%          1.04%       0.77%    1.35%

                                          LARGE
                                           CAP     INVESTORS   GROWTH   AGGRESSIVE
                                          GROWTH    GROWTH     STOCK      GROWTH
                                          SERIES    SERIES     SERIES     SERIES
                                          ------   ---------   ------   ----------
Investment and Management Fee...........  0.90%      0.90%     0.61%      0.66%
Other Expenses..........................  0.07%      0.35%     0.05%      0.06%
Total Fortis Series Operating
  Expenses..............................  0.97%      1.25%     0.66%      0.72%

------------------------------
(a) As a percentage of Series average net assets based on 1999 historical data, except for that American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, the amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement is as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.

EXAMPLES*

If you Surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $80       $ 98       $118        $198
U.S. Government Securities..................................      82        103        127         216
Diversified Income..........................................      82        103        128         218
Multisector Bond............................................      86        114        146         255
High Yield..................................................      82        104        129         221
International Stock II......................................      87        118        152         267
Asset Allocation............................................      82        103        127         216
American Leaders............................................      89        125        163         290
Value.......................................................      84        111        140         243
Capital Opportunities.......................................      89        125        163         290
Growth & Income.............................................      83        108        135         233
S&P 500 Index...............................................      81        101        123         209
Blue Chip Stock.............................................      86        115        147         257
Blue Chip Stock II..........................................      90        126        166         295
International Stock.........................................      86        116        148         259
MidCap Stock Series.........................................      88        123        160         283
Small Cap Value Series......................................      87        119        153         269
Global Growth...............................................      84        110        139         242
Global Equity...............................................      90        128        168         300
Large Cap Growth Series.....................................      86        116        149         262
Investors Growth Series.....................................      89        125        163         290
Growth Stock................................................      83        107        134         230
Aggressive Growth...........................................      84        109        137         237


If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $17        $53       $ 91        $198
U.S. Government Securities..................................      19         58        100         216
Diversified Income..........................................      19         58        101         218
Multisector Bond............................................      23         69        119         255
High Yield..................................................      19         59        102         221
International Stock II......................................      24         73        125         267
Asset Allocation............................................      19         58        100         216
American Leaders............................................      26         80        136         290
Value.......................................................      21         66        113         243
Capital Opportunities.......................................      26         80        136         290
Growth & Income.............................................      20         63        108         233
S&P 500 Index...............................................      18         56         96         209
Blue Chip Stock.............................................      23         70        120         257
Blue Chip Stock II..........................................      27         81        139         295
International Stock.........................................      23         71        121         259
MidCap Stock Series.........................................      25         78        133         283
Small Cap Value Series......................................      24         74        126         269
Global Growth...............................................      21         65        112         242
Global Equity...............................................      27         83        141         300
Large Cap Growth Series.....................................      23         71        122         262
Investors Growth Series.....................................      26         80        136         290
Growth Stock................................................      20         62        107         230
Aggressive Growth...........................................      21         64        110         237


------------------------------
* Does not include the effect of any Market Value Adjustment.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                         ------------------------------

We have included the foregoing tables and examples to help you understand the transaction and operating expenses we directly or indirectly impose under the contracts and under the Series Fund. Please note, we will also deduct amounts for state premium taxes or similar assessments where these deductions are applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus. Variations from the information appearing in this prospectus due to requirements particular to your state are described in supplements which are attached to this prospectus, or in endorsements to the contract as appropriate.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look" period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is a part of a qualified plan). Additional purchase payments under a contract must be at least $50. See "Issuance of a Contract and Purchase Payments".

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the portfolios, or to one or more of the guarantee periods in the fixed account, or to a combination thereof. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that you may request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a corresponding portfolio of Series Fund. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. A full description of the portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for Series Fund, which accompanies this prospectus, and Series Fund Statement of Additional Information which is available upon request from Fortis Benefits at the address and phone number on the cover of this prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

Any amount allocated by the owner to the fixed account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the owner. We currently make available ten different guarantee periods, ranging from one to ten years.

If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount of fixed account value that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATES OF PENNSYLVANIA AND NEVADA.

For a more complete discussion of the fixed account investment options and the Market Value Adjustment, see "The Fixed Account".

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account and, subject to any Market Value Adjustment, from one guarantee period to another or into a subaccount. There is currently no charge for these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value--Transfers".

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of the Annuitant's death or the annuity commencement date. Amounts surrendered may be subject to a surrender charge and, in addition, amounts surrendered from the fixed account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders," "Surrender Charge" and "Market Value Adjustment". Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters".

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or to other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. The owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event that the Annuitant or owner dies prior to the annuity commencement date, a death benefit is payable to the beneficiary. See "Benefit Payable on Death of Annuitant or Owner".

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of the group variable annuity contract pursuant to which group certificates will be issued will be a bank trustee whose sole function is to hold record ownership of the contract or an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that an owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the contract should be directed to your sales representative, or Fortis Benefits' home office: P.O. Box 64272, St. Paul, Minnesota, 55164: 1-800-800-2000, extension 3057. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-800-2000 (extension 3057).

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at Fortis Benefit's home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

The information presented below reflects the Accumulation Unit information for subaccounts of the Variable Account through December 31, 1999.

                               MONEY        U.S. GOV'T    DIVERSIFIED    MULTISECTOR      HIGH       INTERNATIONAL       ASSET
                               MARKET       SECURITIES       INCOME         BOND          YIELD        STOCK II       ALLOCATION
                               ------       ----------    -----------    -----------      -----      -------------    ----------
December 31, 1999
 Accum Unit in Force......    59,567,286      6,961,590     46,271,405    1,402,949      4,713,245      3,230,112      152,820,325
 Accum Unit Values........        $1.587        $17.823         $1.998      $12.092        $12.799        $16.150           $3.923
December 31, 1998
 Accumulation Units in
   Force..................    39,532,433      7,577,700     51,323,231    1,236,211      4,984,906      3,315,158      160,803,266
 Accumulation Unit
   Values.................        $1.532        $18.421         $2.059      $13.254        $12.823        $16.513           $3.326
December 31, 1997
 Accumulation Units in
   Force..................    31,491,629      7,743,923     49,942,498    1,123,401      4,194,544      2,918,483      156,035,843
 Accumulation Unit
   Values.................     $1.474617     $17.149938      $1.963344   $11.837281     $12.917282     $14.433538        $2.809839
December 31, 1996
 Accumulation Units in
   Force..................    36,220,947      9,635,092     55,653,680    1,088,043      3,337,604      2,330,884      154,525,474
 Accumulation Unit
   Values.................        $1.418        $15.935         $1.801      $11.961        $11.928        $12.884           $2.368
January 1, 1996*
 Accumulation Unit
   Values.................            --             --             --           --             --             --               --
December 31, 1995
 Accumulation Units in
   Force..................    26,915,975     10,989,914     59,213,865      574,142      2,321,419      1,117,596      148,700,081
 Accumulation Unit
   Value..................        $1.367        $15.805         $1.753      $11.743        $10.941        $11.590           $2.134
January 2, 1995*
 Accumulation Unit
   Value..................            --             --             --       10.000             --         10.000               --
December 31, 1994
 Accumulation Units in
   Force..................    30,697,754     12,271,738     62,744,615           --      1,216,957             --      137,642,102
 Accumulation Unit
   Value..................        $1.311        $13.483         $1.515           --         $9.834             --           $1.773
May 1, 1994*
 Accumulation Unit
   Value..................            --             --             --           --        10.0000             --               --
December 31, 1993
 Accumulation Units in
   Force..................    21,315,022     15,601,818     56,005,709           --             --             --      106,834,367
 Accumulation Unit
   Value..................        $1.278        $14.609         $1.621           --             --             --           $1.797
December 31, 1992
 Accumulation Units in
   Force..................    20,674,556      9,505,984     19,353,521           --             --             --       49,688,937
 Accumulation Unit
   Value..................        $1.261        $13.529         $1.457           --             --             --           $1.664
May 1, 1992*
 Accumulation Unit
   Value..................            --             --             --           --             --             --               --
December 31, 1991
 Accumulation Units in
   Force..................  7,235,168.03   3,595,759.23   6,056,976.03           --             --             --    17,772,322.83
 Accumulation Unit
   Value..................        $1.237        $12.921         $1.379           --             --             --           $1.577
December 31, 1990
 Accumulation Units in
   Force..................  5,632,146.27     747,992.12   2,352,517.74           --             --             --     8,249,373.75
 Accumulation Unit
   Value..................        $1.183        $11.450         $1.219           --             --             --           $1.252

                                           GROWTH &                                 INTERNATIONAL     GLOBAL          GROWTH
                               VALUE        INCOME        S&P 500      BLUE CHIP        STOCK         GROWTH          STOCK
                               -----       --------       -------      ---------    -------------     ------          ------
December 31, 1999
 Accum Unit in Force......    4,744,081    10,994,926    14,134,177     9,671,577      5,344,248      9,640,858      114,976,011
 Accum Unit Values........      $15.875       $23.775       $22.189       $21.571        $19.711        $33.343           $5.925
December 31, 1998
 Accumulation Units in
   Force..................    4,869,102    12,171,938    10,440,486     7,548,794      4,751,940     11,754,865      136,042,148
 Accumulation Unit
   Values.................      $14.768       $21.767       $18.689       $18.238        $16.113        $21.433           $3.870
December 31, 1997
 Accumulation Units in
   Force..................    3,402,217    11,003,248     5,491,818     4,149,587      4,239,821     13,725,612      156,975,866
 Accumulation Unit
   Values.................   $13.651572    $19.487584    $14.786540    $14.429421     $14.021796     $19.507894        $3.296005
December 31, 1996
 Accumulation Units in
   Force..................    1,071,648     7,892,683     1,259,758       915,358      3,137,348     13,713,860      169,095,500
 Accumulation Unit
   Values.................      $11.048       $15.468       $11.326       $11.520        $12.690        $18.510           $2.971
January 1, 1996*
 Accumulation Unit
   Values.................                     10.000        10.000        10.000             --             --               --
December 31, 1995
 Accumulation Units in
   Force..................                  4,204,164                                  1,157,064     10,769,830      160,247,280
 Accumulation Unit
   Value..................                    $12.904                     $11.271        $15.754         $2.587          $12.461
January 2, 1995*
 Accumulation Unit
   Value..................                         --                                     10.000             --               --
December 31, 1994
 Accumulation Units in
   Force..................                  1,489,517                                         --     10,055,959      148,657,108
 Accumulation Unit
   Value..................                    $10.083                                         --        $12.236           $2.054
May 1, 1994*
 Accumulation Unit
   Value..................                    10.0000                                         --             --               --
December 31, 1993
 Accumulation Units in
   Force..................                         --                                         --      5,108,957      118,720,649
 Accumulation Unit
   Value..................                         --                                         --        $12.784           $2.142
December 31, 1992
 Accumulation Units in
   Force..................                         --                                         --        698,720       79,582,321
 Accumulation Unit
   Value..................                         --                                         --        $10.988           $1.996
May 1, 1992*
 Accumulation Unit
   Value..................                         --                                         --        10.0000               --
December 31, 1991
 Accumulation Units in
   Force..................                         --                                         --             --    42,946,178.33
 Accumulation Unit
   Value..................                         --                                         --             --           $1.965
December 31, 1990
 Accumulation Units in
   Force..................                         --                                         --             --    14,690,313.64
 Accumulation Unit
   Value..................                         --            --        $1.298             --

                            AGGRESSIVE     MID CAP    LARGE CAP   SMALL CAP
                              GROWTH       GROWTH      GROWTH       VALUE
                            ----------     -------    ---------   ---------
December 31, 1999
 Accum Unit in Force......    6,379,981   1,441,402   3,962,830   2,496,974
 Accum Unit Values........      $32.680     $10.538    $14.754      $10.659
December 31, 1998
 Accumulation Units in
   Force..................    6,165,803     765,338    842,995    1,098,102
 Accumulation Unit
   Values.................      $15.829      $9.625    $11.755       $9.367
December 31, 1997
 Accumulation Units in
   Force..................    6,551,677
 Accumulation Unit
   Values.................   $13.241215
December 31, 1996
 Accumulation Units in
   Force..................    5,706,895
 Accumulation Unit
   Values.................      $13.232
January 1, 1996*
 Accumulation Unit
   Values.................
December 31, 1995
 Accumulation Units in
   Force..................    3,033,587
 Accumulation Unit
   Value..................
January 2, 1995*
 Accumulation Unit
   Value..................           --
December 31, 1994
 Accumulation Units in
   Force..................    1,115,647
 Accumulation Unit
   Value..................       $9.723
May 1, 1994*
 Accumulation Unit
   Value..................     $10.0000
December 31, 1993
 Accumulation Units in
   Force..................           --          --
 Accumulation Unit
   Value..................           --
December 31, 1992
 Accumulation Units in
   Force..................           --
 Accumulation Unit
   Value..................           --
May 1, 1992*
 Accumulation Unit
   Value..................           --
December 31, 1991
 Accumulation Units in
   Force..................           --
 Accumulation Unit
   Value..................           --
December 31, 1990
 Accumulation Units in
   Force..................           --
 Accumulation Unit
   Value..................


------------------------------
* Accumulation Unit value at date of initial registration statement effectiveness

Audited financial statements of the Variable Account are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning Fortis Benefits is included in this prospectus under "Additional Information About Fortis Benefits" and "Fortis Benefits Financial Statements".

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER

Fortis Benefits Insurance Company is the issuer of the contracts. At the end of 1999, Fortis Benefits had approximately $101 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.

Fortis Benefits is a member of the Fortis Financial Group. This group is a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc., and Fortis Insurance Company, to offer financial products through the management, marketing, and servicing of mutual funds, annuities, and life insurance.

Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $406 billion in assets at the end of 1999.

All of the guarantees and commitments under the contracts are general obligations of Fortis Benefits regardless of whether you have allocated the contract value to the Variable Account or to the fixed account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the contracts.

THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of Fortis Benefits. Fortis Benefits established Variable Account D under Minnesota insurance law as of October 14, 1987. The Variable Account is an integral part of Fortis Benefits. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by Fortis Benefits will not be chargeable with liabilities arising out of any other business of Fortis Benefits.

The Variable Account has subaccounts. The assets in each subaccount are invested exclusively in a distinct class (or series) of stock issued by Series Fund, each of which represents a separate investment portfolio within Series Fund. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or are eliminated.

SERIES FUND

Series Fund is a "series" type of mutual fund. Series Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Series Fund has served as the investment medium for the Variable Account since the Variable Account began operations. Series Fund is also the investment medium for the variable account of Fortis Benefits through which variable life insurance policies are issued by Fortis Benefits. We do not foresee any conflict between your interests and the interests of life insurance policy owners. However, Series Fund's Board of Directors will monitor to identify any material, irreconcilable conflicts which may develop. Series Fund's Board of Directors will determine what action, if any, should be taken in response. If it becomes necessary for any separate account to replace shares of any portfolio with another investment, the portfolio may have to liquidate securities on a disadvantageous basis.

Fortis Benefits purchases and redeems Series Fund shares for the Variable Account at their net asset value without any sales or redemption charges. These shares are interests in the portfolios of Series Fund available for investment by the Variable Account. Each portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio.

We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at the portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of the portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any of these dividends and distributions.

The portfolios of Series Fund available for investment by the Variable Account are listed on the cover page of this prospectus.

A full description of the portfolios, their investment policies and restrictions, the charges, the risks associated with investing in them, and other aspects of their operations is contained in the prospectus for Series Fund accompanying this prospectus and in the Statement of Additional Information for Series Fund. Additional copies of these documents may be obtained from your sales representative or from our home office. The complete risk disclosure in the prospectus for the Diversified Income Series, High Yield Series, Asset Allocation Series, and Global Asset Allocation Series should be read before selection of them for investment.

THE FIXED ACCOUNT

GUARANTEED INTEREST RATES/GUARANTEE PERIODS

Any amount you allocate to the fixed account earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. At the end of your guarantee period, your contract value, including accrued interest, will be allocated to a new guarantee period of equal length. However, you may reallocate your contract value to a different guarantee period (or periods) or to one (or more) of the subaccounts of the Variable Account. If you decide to reallocate your contract value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your guarantee period. The first day of your new guarantee period (or other reallocation) will be the day after the end of your previous guarantee period. We will notify you at least 45 days and not more than 75 days before the end of your guarantee period.

We currently offer ten different guarantee periods. These guarantee periods range in length from one to ten years. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for future guarantee periods. These changes will not affect the guaranteed interest rates we are paying on current guarantee periods. Please note, when you allocate or transfer an amount to a guarantee period, a new guarantee period begins running with respect to that amount. Therefore, the amount you allocate will earn a guaranteed interest rate that will not change until the end of that period. In addition, the guaranteed interest rate will never be less than an effective annual rate of 4%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment from you, or at the time we execute a transfer you have requested, or at the time a guarantee period is renewed.

We do not have a specific formula for establishing the guaranteed interest rates for the guarantee periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. See "Investments by Fortis Benefits". In addition, when we determine guaranteed interest rates, we may consider: (1) the duration of a guarantee period, (2) regulatory and tax requirements, (3) sales and administrative expenses we bear,
(4) risks we assume, (5) our profitability objectives, and (6) general economic trends.

FORTIS BENEFITS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES WE DECLARE. WE CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 4%.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATES OF PENNSYLVANIA AND NEVADA.

You may obtain information concerning the guaranteed interest rates that apply to the various guarantee periods. You may obtain this information from our home office or from your sales representative at any time.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any fixed account value that is:

     - surrendered,

     - transferred, or

     - otherwise paid out

before the end of the guarantee period in which it is being held.

For example, we will apply a Market Value Adjustment to fixed account value that we pay:

     - as a death benefit pursuant to a contract,

     - as an amount applied to an annuity option, and

     - as an amount paid as a single sum in lieu of an annuity.

The Market Value Adjustment we apply may increase or decrease the fixed account value that is withdrawn or transferred. We determine whether the fixed account value is increased or decreased by performing a comparison of two guaranteed interest rates.

The first rate we compare is the guaranteed interest rate for the fixed account value that is withdrawn or transferred from the existing guarantee period. The second rate we compare is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period. After comparing these two rates, we determine whether the fixed account value is increased or decreased as follows:

     - If the first rate exceeds the second rate by more than 1/2%, the Market Value Adjustment produces an increase in the fixed account value withdrawn or transferred.

     - If the first rate does not exceed the second rate by at least 1/2%, the Market Value Adjustment produces a decrease in the fixed account value withdrawn or transferred.

We will determine the Market Value Adjustment by multiplying the fixed account value that is withdrawn or transferred from the existing guarantee period (before deduction of any applicable surrender charge) by the following factor:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

where,

     - I is the guaranteed interest rate we credit to the fixed account value that is withdrawn or transferred from the existing guarantee period.

     - J is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years).

     - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

You will find sample Market Value Adjustment calculations in Appendix A.

We do not apply a Market Value Adjustment to withdrawals and transfers of fixed account value under two exceptions. We describe these exceptions below.

We will not apply a Market Value Adjustment to fixed account value that we pay out during a 30 day period that:

     - begins 15 days before the end date of the guarantee period in which the fixed account value was being held,

and that:

     - ends 15 days after the end date of the guarantee period in which the fixed account value was being held.

In addition, we will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from a guarantee period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal Fortis Benefits program for the withdrawal or transfer of fixed account value.

We may impose conditions and limitations on any formal Fortis Benefits program for the withdrawal or transfer of fixed account value. Ask your Fortis Benefits representative about the availability of such a program in your state. In addition, if such a program is available in your state, your Fortis Benefits representative can inform you about the conditions and limitations that may apply to that program.

INVESTMENTS BY FORTIS BENEFITS

Fortis Benefits' legal obligations with respect to the fixed account are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the fixed account are the property of Fortis Benefits, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account and in the fixed account. Neither our general account nor the fixed account is subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account, and amounts in the fixed account, in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

     - federal, state and municipal obligations,

     - preferred and common stocks,

     - corporate bonds,

     - real estate mortgages,

     - real estate, and

     - certain other investments.

See "Fortis Benefits' Financial Statements" for information on our investments. Investment management for amounts in our general account and in the fixed account is provided to us by Fortis Advisors, Inc.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the fixed account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guaranteed Interest
Rates/Guarantee Periods".

Generally, we expect to invest amounts allocated to the fixed account in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the guarantee periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are:
    Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the fixed account according to any particular strategy, See "Regulation and Reserves".

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract or any purchase payment for any reason. If we accept your issuing instructions in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the issuing instructions or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the fixed account, generally begins as of the contract issue date.

We will accept additional purchase payments at any time after the contract issue date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and account to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment under a contract must be at least $50. The total of all purchase payments for all Fortis Benefits annuities having the same owner or Annuitant, may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

If the contract value is less than $1,000, we may cancel the contract on any Valuation Date. We will notify you of our intention to cancel the contract at least 90 days in advance of the cancellation date. If we do cancel your contract, we consider such cancellation a full surrender of the contract.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any fixed account value in all the guarantee periods.

The contract does not guarantee a minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

Determination of Variable Account Value. A contract's Variable Account value is based on the number of Accumulation Units and on Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to

     - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

     - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

     - Accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If a subaccount's net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

Determination of Fixed Account Value. A contract's fixed account value is guaranteed by Fortis Benefits. Therefore, we bear the investment risk with respect to amounts allocated to the fixed account, except to the extent that (1) we may vary the guaranteed interest rate for future guarantee periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you.

The contract's fixed account value on any Valuation Date is the sum of its fixed account values in each guarantee period on that date. The fixed account value in a guarantee period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

     - The amount of purchase payments or transferred amounts allocated to the guarantee period; less

     - The amount of any transfers or surrenders out of the guarantee period.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

     - available subaccounts of the Variable Account, or

     - to the guarantee periods in the fixed account, or

     - to a combination of the two previous options.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to Fortis Benefits' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another available subaccount, or

     - from one available subaccount to the fixed account, or

     - from one guarantee period to another guarantee period, or

     - from one guarantee period to an available subaccount

You must request transfers by (1) a written request to Fortis Benefits' home office, or by (2) a telephone transfer as described below. Currently, we do not charge for any transfer. However, transfers from a guarantee period that are (1) more than 15 days before or 15 days after the expiration of the existing guarantee period, or are (2) not a part of a formal Fortis Benefits program for the transfer of fixed account value are subject to a Market Value Adjustment. See "Market Value Adjustment".

The minimum transfer from a subaccount or guarantee period is the lesser of:

     - $1,000, or

     - all of the contract value in the subaccount or guarantee period.

However, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. We reserve the right to restrict the frequency of transfers or to otherwise condition, terminate, or impose charges (not to exceed $25 per transfer) upon transfers. Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Variable Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

     - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

     - any applicable surrender charge, and

     - after we have applied any Market Value Adjustment.

See "Surrender Charge" and "Market Value Adjustment".

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment".

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.

Partial Surrenders. At any time during the life of the Annuitant and prior to the annuity commencement date, you may surrender a portion of the fixed account and/or the Variable Account. You must request partial surrender by a written request sent to Fortis Benefits' home office. We will not accept a partial surrender request from you unless the net proceeds payable to you, as a result of the request, are at least $1,000. We will surrender the entire cash surrender value under the contract if the total contract value in both the Variable Account and fixed account would be less than $1,000 after the partial surrender.

You should specify the subaccounts of the Variable Account or guarantee periods of the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and from the guarantee periods of the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Variable Account and/ or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. In addition, if the surrender is from a guarantee period, we will reduce the amount payable to you by any negative Market Value Adjustment, or we will increase the amount payable to you by any positive Market Value Adjustment unless the surrender is
(1) within 15 days before or 15 days after the expiration of a guarantee period, or (2) is a part of a formal Fortis Benefits program for the transfer or withdrawal of fixed account value. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment".

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters". Also, under tax deferred annuity contracts pursuant to Sec-tion 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs, and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF ANNUITANT OR OWNER

If the owner or Annuitant dies prior to the annuity commencement date, we will pay a death benefit to the beneficiary. If more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named.

If the contract is issued on or after May 1, 1997 and in a state that has approved the Enhanced Death Benefit Rider (check with your representative as to its availability in your state), the death benefit will be equal to the greater of (1), (2), or (3) as follows:

(1)(a) If an owner or the Annuitant dies before the date any owner or Annuitant first reaches age 75, the accumulation of purchase payments made less all prior surrenders and less any applicable prior negative Market Value Adjustments less previously imposed surrender charges at an effective annual rate of 3.0%. This amount may not exceed a maximum of two times the following: purchase payments made less all prior surrenders and less any applicable prior negative Market Value Adjustments less previously imposed surrender charges. This amount is referred to as the "roll-up amount".

                                       or

(1)(b) If the Annuitant or owner dies on or after the date any owner or Annuitant first reaches age 75, the roll-up amount as of the date that an owner or Annuitant first reaches age 75, plus subsequent purchase payments made, less subsequent surrenders and any subsequent negative Market Value Adjustments less subsequently imposed surrender charges.

(2) The contract value adjusted by any applicable Market Value Adjustment as of the date used for valuing the death benefit.

(3) The contract value adjusted by any Market Value Adjustment (less the amount of any subsequent surrenders and surrender charges and negative Market Value Adjustments in connection therewith), as of the contract's Seven Year Anniversary immediately preceding the earlier of:

      (a) the date of death of either the owner or Annuitant, or

      (b) the date either first reaches his or her 75th birthday.

See Appendix B for Sample Death Benefit Calculations.

If the contract is issued prior to May 1, 1997, or on or after that date in a state that has not approved the Enhanced Death Benefit rider, the death benefit will be equal to the greater of (1), (2), or (3) as follows:

(1) The sum of all purchase payments made (less all prior surrenders and previously-imposed surrender charges and prior negative Market Value Adjustments);

(2) The contract value adjusted by any Market Value Adjustment, as of the date used for valuing the death benefit; or

(3) The contract value adjusted by any Market Value Adjustment (less the amount of any subsequent surrenders and surrender charges and negative Market Value Adjustments in connection therewith), as of the contract's Seven Year Anniversary immediately preceding the earlier of:

     (a) the date of death of either the owner or Annuitant, or

     (b) the date either first reaches his or her 75th birthday.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment". If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The beneficiary may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the beneficiary selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters".

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". It is imperative that written notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract to the beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant or other payee designated by the owner receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract issue date. You should consult your sales representative in this regard.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters". You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request in order to advance or defer the annuity commencement date. Moreover, you must submit a written request during the Annuitant's lifetime. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period which contains the annuity commencement date is less than $1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Variable Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50 ($20 in Texas).

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments' in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the Annuity Period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

     - if the return is higher than 4% annually, the Annuity Unit value will increase, and the second payment will be higher than the first; and

     - if the return is lower than 4% annually, the Annuity Unit value will decrease, and the second payment will be lower than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures for and conditions on these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers". We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

Option A, Life Annuity. We do not make payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option, if the annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 10 Years to 20 Years. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract, or

     - when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

Mortality and Expense Risk Charge. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Variable Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, we bear a mortality risk in that we guarantee to pay a death benefit upon the death of an Annuitant or owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

Administrative Expense Charge. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The annual administrative charge and charges against the Variable Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

     - Any earnings that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have previously surrendered the purchase payments).

Earnings are deemed to be withdrawn first. After all earnings have been withdrawn, all purchase payments not subject to a surrender charge are deemed to be withdrawn. After all purchase payments not subject to a surrender charge have been withdrawn, all purchase payments subject to a surrender charge are deemed to be withdrawn.

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1991. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

Amount of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under "Free Surrenders" (that is, if the amount being withdrawn includes purchase payments made less than seven years prior to the surrender date). The surrender charges are:

     NUMBER OF YEARS         SURRENDER CHARGE
      SINCE PURCHASE        AS A PERCENTAGE OF
   PAYMENT WAS CREDITED      PURCHASE PAYMENT
   --------------------     ------------------
       Less than 1                  7%
At least 1 but less than 2          6%
At least 2 but less than 3          5%
At least 3 but less than 4          4%
At least 4 but less than 5          3%
At least 5 but less than 6          2%
At least 6 but less than 7          1%
        7 or more                   0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. These assets will include any profit that we derive from the mortality and expense risk charge.

Nursing Care/Hospitalization Waiver of Surrender Charges. We do not deduct surrender charges for a total or partial withdrawal:

       - after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made, or

       - within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days.

Confinement must begin after the effective date of this provision.

Covered persons are the contract owner or owners and the spouse of any contract owner if the spouse is the Annuitant. We will not waive surrender charges when a confinement is due to (1) substance abuse, or (2) mental or personality disorders without a demonstrable organic disease. We consider a degenerative brain disease such as Alzheimer's Disease an organic disease.

We provide this nursing care/hospitalization waiver of surrender charges by means of a rider to the contract. This rider has not been approved in all states. When you apply for a contract, you should check with your Fortis Benefits representative to determine if this rider is available in your state.

MISCELLANEOUS

The Variable Account invests in shares of the portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by:

(A) Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if at the contract issue date they are:

     (1) officers and directors;

     (2) employees; or

     (3) spouses of any such persons or any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons;

(B) Series Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents or grandparents--or spouses of any such persons); and

(C) representatives or employees (or their spouses) of Fortis Investors (including agencies) or of other broker-dealers having a sales agreement with Fortis Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons).

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement, and revised contract pages. Only an officer of Fortis Benefits can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of Fortis Benefits.

The contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENT

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We credit or charge the amount of any adjustment with interest at the rate of 4% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters".

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to Fortis Benefits. Certain retirement programs may require spousal consent to name or change a beneficiary. Applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

Upon the death of an owner or Annuitant prior to the annuity commencement date the beneficiary will be deemed to be as follows:

     - If there is any surviving owner, the surviving owner will be the beneficiary (this overrides any other beneficiary designation).

     - If there is no surviving owner, the beneficiary will be the beneficiary designated by the owner.

     - If there is no surviving owner and no surviving beneficiary who has been designated by the owner, then the estate of the last surviving owner will be the beneficiary.

REPORTS

We will mail to the owner (or to the person receiving payments during the Annuity Period), at the last known address of record, any report and communication required by applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the Series Fund, but not necessarily of the Variable Account or Fortis Benefits.

RIGHTS RESERVED BY FORTIS BENEFITS

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

     - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine, or remove subaccounts in the Variable Account.

     - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of Series Fund or the shares of another investment company or any other investment permitted by law.

     - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - To change the time or time of day at which a Valuation Date is deemed to have ended.

     - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding contract the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of Fortis Benefits, and (1) are registered representatives of Fortis Investors, or (2) are registered representatives of other broker-dealer firms or (3) are representatives of other firms that are exempt from broker dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers, and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

We and Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.

Fortis Benefits paid a total of $30,705,769, $32,874,801 and $48,774,402 to
Fortis Investors for annuity contract distribution services during 1997, 1998 and 1999, respectively, $5,091,431 in 1997 $5,389,151 in 1998 and $7,643,966 in
1999 was not reallowed to other broker-dealers or exempt firms. In the distribution agreement, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.

Fortis Benefits or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and (6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. Fortis Benefits or Fortis Investors may pay travel expenses that arise from these trips.

See Notes to Fortis Benefits' Financial Statements as to amounts it has paid to Fortis, Inc. for various services.

Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Fortis Investors is under common control with Fortis Benefits. Fortis Investors' principal business address is the same as that of our home office. Fortis Investors is not obligated to sell any specific amount of interests under the contracts. $110,000,000 of interests in the fixed account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account, or (2) interest credited to the fixed account. Owners who are not natural persons are taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of an Annuitant's or other payee's "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:

     - made on or after you or another payee reach age 59 1/2, or is

     - made to a beneficiary on or after your death, or is

     - made upon your disability or that of another payee, or is

     - part of a series of substantially equal annuity payments for your life or life expectancy, or is

     - part of a series of substantially equal annuity payments for the life or life expectancy of you and your beneficiary.

Premature distributions may result, for example, from:

     - an early annuity commencement date

     - an early surrender or partial surrender of a contract

     - an assignment of a contract

     - the early death of an Annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

       - within five years after your death, or

       - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(A) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing, or annuity plans;

     - Individual retirement annuities ("IRAs") under Section 408(b);

     - Simplified employee pension plans ("SEPs") under Section 408(k);

     - SIMPLE IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans. The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans".

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for investments underlying Non-Qualified Con-tracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(b) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FORTIS BENEFITS

GENERAL

We offer and sell insurance products, including fixed and variable life insurance policies, fixed and variable annuity contracts, and group life, accident and health insurance policies. We market our products to small business and individuals through a national network of independent agents, brokers, and financial institutions.
OWNERSHIP OF SECURITIES

All of Fortis Benefits' outstanding shares are owned by Interfinancial, Inc., which is itself wholly owned by Fortis, Inc., both having an address of One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn, is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with Fortis (NL) N.V., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/VSB 1990 N.V. is 50% owned by Fortis
(NL)N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of Fortis Benefits. This summary has been derived in part from the financial statements of Fortis Benefits included elsewhere in this prospectus. You should read the following along with these financial statements.

                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                    (IN THOUSANDS)                           1999          1998          1997          1996          1995
                    --------------                           ----          ----          ----          ----          ----
INCOME STATEMENT DATA
  Premiums and policy charges.........................    $1,403,292    $1,299,770    $1,238,006    $1,295,878    $1,232,329
  Net investment income...............................       238,698       234,043       228,724       206,023       203,537
  Net realized gains (losses) on investment...........        25,962        52,404        41,101        25,731        55,080
  Other income........................................        53,848        44,671        36,458        31,725        33,085
                                                          ----------    ----------    ----------    ----------    ----------
  TOTAL REVENUES......................................    $1,721,799    $1,630,888    $1,544,289    $1,559,357    $1,524,031
                                                          ==========    ==========    ==========    ==========    ==========
  Total benefits and expenses.........................    $1,598,266    $1,538,604    $1,442,059    $1,470,066    $1,442,270
  Federal Income taxes................................        40,327        30,402        35,120        31,099        27,891
  Net income..........................................        83,206        61,882        67,110        58,192        53,870
BALANCE SHEET DATA
  Total assets........................................    $9,610,139    $7,598,196    $6,819,484    $5,951,876    $5,143,012
  Total liabilities...................................     8,760,587     6,712,728     5,939,378     5,171,203     4,431,914
  Total shareholder's equity..........................       849,552       885,468       880,106       780,673       711,098

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

1999 COMPARED TO 1998

REVENUES

The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. In the fourth quarter of 1999, the Company assumed a block of business from an affiliated Company, United Family Life Insurance Company. This assumed business is primarily pre-need life insurance designed to pre-fund funeral expenses and is sold as individual and group life and annuity products. Pre-need business represents $36 million in gross premium in 1999. Group disability and dental, group medical, group life, annuity and individual life and pre-need represented 39%,32%, 18%, 8% and 3%, respectively of premium in 1999 and 38%, 36%, 19%, 7% and 0% respectively in 1998. The Company had less capital gains from fixed income investments in 1999 as compared to 1998. During 1999, the Company decreased its common stock holdings as a result of investment portfolio realignment which resulted in equity gains.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1999 and 1998 resulted in recognition of realized gains and losses upon sales of securities.

BENEFITS

The total year-to-date policyholder benefit to premium ratio decreased to 80% in 1999 from 83% in 1998. The group disability and dental, group medical, group life, annuity and individual life, and pre-need benefit to premium ratios for the year ended December 31, were 83%, 80%, 70%, 94%, and 87% respectively in 1999 and 83%, 85%, 73%, 108% and 0% respectively in 1998. The group medical business experienced a lower premium to benefit ratio due to rate increases and better management of claims. Group life had improved mortality in 1999. The annuity and individual life business also experienced strong market performance, in addition to lower interest crediting on the Company's interest sensitive and investment products.

EXPENSES

Commission rates have decreased from the levels in 1998. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.

The Company's general and administrative expense to premium ratio decreased slightly to 22% in 1999 down from 23% in 1998. A principal reason for this expense reduction is the combining of three group medical cost centers into one. The Company continued to monitor expenses, striving to improve the expense to premium ratio, while maintaining quality and timely services to policyholders.

1998 COMPARED TO 1997

REVENUES

The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. 1998 total group disability and dental, group medical, group life, and annuity and individual life premiums represented 38%, 36%, 19% and 7% respectively of total premium in 1998 and 34%, 38%, 21% and 7% respectively in 1997. Strong group sales over the last three quarters of 1997 and throughout 1998, in both the long term disability and dental products is the primary reason for the increase in group disability and dental premium. Additionally, short term disability products had a larger than usual upswing in sales during the second and third quarters of 1998. The decrease in group medical premium is the result of a decision in 1996 to discontinue new sales of certain medical products coupled with higher than normal lapses of current medical business.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1998 and 1997 resulted in recognition of realized gains and losses.

BENEFITS

The total year-to-date policyholder benefit to premium ratio remained relatively flat increasing to 83% in 1998 from 82% in 1997. The group disability and dental, group medical, group life, and annuity and individual life benefit to premium ratios for the year ended December 31, were 83%, 85%, 73% and 108% respectively in 1998 and 82%, 77%, 76% and 124% respectively in 1997. The group medical business experienced a higher benefit to premium ratio due to higher incurred benefits than anticipated. Group life experienced favorable year-to-date experience in 1998 compared to 1997. The annuity and individual life business also experienced lower mortality experience in 1998 compared to 1997, in addition to higher interest crediting on the Company's steadily increasing policy base of interest sensitive and investment products.

EXPENSES

The Company's general and administrative expense to premium ratio has increased slightly to 23% in 1998, up from 22% in 1997. Commission rates remained level from 1997 to 1998.

MARKET RISK AND RISK MANAGEMENT

Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.

Interest rate risk is monitored and controlled through asset/ liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities. The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year-end levels.

Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contractowners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractowners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.

LIQUIDITY AND CAPITAL RESOURCES

The market value of cash, short-term investments and publicly traded bonds and stocks is at least equal to all policyholder reserves and liabilities. The Company's portfolio is readily marketable and convertible to cash to a degree sufficient to provide for short-term needs. The Company consistently monitors its liability durations and invests assets accordingly. The Company has no material commitments or off-balance sheet financing arrangements, which would reduce sources of funds in the upcoming year.

The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculations using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios, which would require regulatory attention.

The Company's fixed maturity investments consisted of 98% investment grade bonds as of December 31, 1999 and the Company does not expect this percentage to change significantly in the future.

YEAR 2000

Introduction. The Company relies heavily on information technology (IT) systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The company also relies on the non-IT systems including the embedded technology and facility related systems. In addition, the Company has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.

State of Readiness. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team (Team). The Company is part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and executed a comprehensive plan
(Plan) designed to make the Company's IT systems Year 2000 ready. The Plan covered four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. Programming, testing and certification of all systems and applications were completed in December, 1999; therefore, the Company has completed its Plan. The Company also inventoried its various facility locations and the systems that related thereto, including embedded technologies. These areas were also part of the Plan and were completed.

The Company identified third parties with which they have a material relationship in both sending and receiving information from those entities, with respect to current Year 2000 readiness. This action has also been completed as part of the Plan.

Costs. The cost of the Company's portion of the Year 2000 project is estimated at $26.9 million (pre-tax) and is being funded through operating cash flows. Total Year 2000 project costs are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. For the year ended December 31, 1999, approximately $11.4 million (pre-tax) was expensed by the Company.

Risks. The Company limited the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationship (both I/T and non-I/T) and by developing contingency/recovery plans. Those contingency plans identified the mission critical systems and relationships and put action plans in place to address a Year 2000 issue. To date, none of the contingency plans have been implemented. In addition, no significant Year 2000 issue has arisen which has had a material adverse effect on the Company's results of operations, liquidity or financial condition

Contingency Plans. Consistent with prudent due diligence efforts, the Company defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there have been or in the future, be, an unexpected system failure. The Company developed plans that are designed to reduce the negative impact on the Company, and provide methods of returning to normal operations, if failure occurs.

VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of the portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or owner. However, if the Investment Company Act of

1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

     - mortality assumptions,

     - the assumed interest rate used in determining the number of Annuity Units under the contract, and

     - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy holders holding voting interests in that portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of owners in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

     - the election of the Board of Directors of the portfolios,

     - ratification of the selection of a portfolio's independent auditors,

     - the approval of the investment managers of a portfolio,

     - changes in fundamental investment policies of a portfolio, and

     - all other matters that are put to a vote of portfolio shareholders

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

OTHER INFORMATION

We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments, and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Fortis Benefits and the Variable Account.......
Calculation of Annuity Payments................
Postponement of Payments.......................
Services.......................................
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Other Information..............................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FORTIS BENEFITS FINANCIAL STATEMENTS

The financial statements of Fortis Benefits that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends, or surplus.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999 and 1998, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

February 17, 2000
Minneapolis, Minnesota

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     1999--$2,802,697; 1998--$2,315,904)....................    $2,706,372    $2,402,343
  Equity securities, at fair value (cost 1999--$81,554;
     1998--$141,947)........................................        85,021       157,851
  Mortgage loans on real estate, less allowance for possible
     losses (1999 and 1998--$11,085)........................       754,514       610,131
  Policy loans..............................................        83,439        74,950
  Short-term investments....................................       115,527        31,868
  Real estate and other investments.........................        47,502        36,156
                                                                ----------    ----------
                                                                 3,792,375     3,313,299
Cash and cash equivalents...................................        18,670           668
Receivables:
  Uncollected premiums......................................        62,938        61,883
  Reinsurance recoverable on unpaid and paid losses.........        23,471        14,853
  Other.....................................................        19,406        17,641
                                                                ----------    ----------
                                                                   105,815        94,377
Accrued investment income...................................        55,464        42,831
Deferred policy acquisition costs...........................       430,192       331,938
Property and equipment at cost, less accumulated
  depreciation..............................................        25,118        30,712
Deferred federal income taxes...............................        52,467        17,904
Other assets................................................         1,582         3,923
Due from affiliates.........................................         8,304            --
Assets held in separate accounts............................     5,120,152     3,742,403
                                                                ----------    ----------
Total assets................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,106,269    $  450,776
     Interest sensitive and investment products.............     1,147,657     1,238,125
     Accident and health....................................       940,865       861,334
                                                                ----------    ----------
                                                                 3,194,791     2,550,235
  Unearned revenues.........................................        28,673        13,393
  Other policy claims and benefits payable..................       265,486       255,350
  Policyholder dividends payable............................         7,939         8,189
                                                                ----------    ----------
                                                                 3,496,889     2,827,167
  Accrued expenses..........................................        59,409        57,860
  Current income taxes payable..............................         1,838         4,168
  Other liabilities.........................................       120,110        86,226
  Due to affiliates.........................................            --         9,479
  Liabilities related to separate accounts..................     5,082,341     3,707,687
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,760,587     6,692,587
Commitments and contingencies
Shareholder's equity:
  Common Stock, $5 par value:
     Authorized, issued and outstanding shares--1,000,000...         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       427,811       344,605
  Accumulated other comprehensive (loss) income.............       (51,259)       67,863
                                                                ----------    ----------
Total shareholder's equity..................................       849,552       885,468
                                                                ----------    ----------
Total policy reserves, liabilities and shareholder's
  equity....................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

                            See accompanying notes.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   1999          1998          1997
                                                                ----------    ----------    ----------
REVENUES
Insurance operations:
  Traditional life insurance premiums.......................    $  301,377    $  260,567    $  269,540
  Interest sensitive and investment product policy
     charges................................................        99,047        85,551        77,429
  Accident and health insurance premiums....................     1,002,867       953,652       891,037
                                                                ----------    ----------    ----------
                                                                 1,403,291     1,299,770     1,238,006
Net investment income.......................................       238,698       234,043       228,724
Net realized gains on investments...........................        25,962        52,404        41,101
Other income................................................        53,848        44,671        36,458
                                                                ----------    ----------    ----------
Total revenues..............................................     1,721,799     1,630,888     1,544,289
BENEFITS AND EXPENSES
Benefits to policyholders:
  Traditional life insurance................................       218,993       189,337       204,497
  Interest sensitive investment products....................        93,668        96,178       103,077
  Accident and health claims................................       812,149       798,036       707,113
                                                                ----------    ----------    ----------
                                                                 1,124,810     1,083,551     1,014,687
Policyholder dividends......................................         3,114         3,486         2,935
Amortization of deferred policy acquisition costs...........        43,078        33,365        43,931
Insurance commissions.......................................       124,601       118,710       107,378
General and administrative expenses.........................       302,663       299,492       273,128
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,598,266     1,538,604     1,442,059
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       123,533        92,284       102,230
Federal income taxes........................................        40,327        30,402        35,120
                                                                ----------    ----------    ----------
Net income..................................................    $   83,206    $   61,882    $   67,110
                                                                ==========    ==========    ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                          ACCUMULATED
                                                                 ADDITIONAL                  OTHER
                                                        COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                              TOTAL     STOCK     CAPITAL     EARNINGS   (LOSS) INCOME
                                            ---------   ------   ----------   --------   -------------
Balance, January 1, 1997..................  $ 780,673   $5,000    $468,000    $265,613     $  42,060
  Comprehensive income:
     Net income...........................     67,110      --           --      67,110            --
     Change in unrealized gains (losses)
       on investments, net................     32,323      --           --          --        32,323
                                            ---------
  Total Comprehensive income..............     99,433
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1997................    880,106   5,000      468,000     332,723        74,383
  Comprehensive income:
     Net income...........................     61,882      --           --      61,882            --
     Change in unrealized gains (losses)
       on investments, net................     (6,520)     --           --          --        (6,520)
                                            ---------
  Total Comprehensive income..............     55,362
  Dividend................................    (50,000)     --           --     (50,000)           --
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1998................    885,468   5,000      468,000     344,605        67,863
  Comprehensive income:
     Net income...........................     83,206      --           --      83,206            --
     Change in unrealized gains (losses)
       on investments, net................   (119,122)     --           --          --      (119,122)
                                            ---------
  Total Comprehensive income..............    (35,916)
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1999................  $ 849,552   $5,000    $468,000    $427,811     $ (51,259)
                                            =========   ======    ========    ========     =========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                1999           1998           1997
                                                             -----------    -----------    -----------
OPERATING ACTIVITIES
Net income...............................................    $    83,206    $    61,882    $    67,110
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................         97,931        106,135         (2,496)
     Increase (decrease) in other policy claims and
       benefits and policyholder dividends payable.......          5,012         (2,514)        68,070
     Provision for deferred federal income taxes.........         29,454            417         (6,449)
     Decrease in income taxes payable....................         (2,330)        (6,381)        (6,875)
     Amortization of deferred policy acquisition costs...         43,078         33,365         43,931
     Policy acquisition costs deferred...................        (96,308)       (73,147)       (69,694)
     Provision for mortgage loan losses..................             --             --          1,388
     Provision for depreciation..........................         12,807         12,409         14,351
     Write-off of investment.............................             --             --          3,000
     Amortization of investment (discounts) premiums,
       net...............................................          1,930         (3,200)          (466)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses and other
       liabilities.......................................         27,227         (4,455)        (2,720)
     Net realized gains on sold investments..............        (25,962)       (52,404)       (41,101)
     Other...............................................             --            169        (12,496)
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        176,045         72,276         55,553
INVESTING ACTIVITIES
Purchases of fixed maturity investments..................     (1,654,104)    (2,380,511)    (3,611,770)
Sales and repayments of fixed maturity investments.......      1,675,488      2,428,207      3,378,898
(Increase) decrease in short-term investments............        (83,659)        38,669        112,280
Purchases of other investments...........................       (305,889)      (408,998)      (209,771)
Sales of other investments...............................        353,267        352,873        205,084
Purchases of property and equipment......................         (7,213)          (356)        (4,242)
Cash received pursuant to reinsurance assumption
  agreement..............................................          3,374             --             --
Other....................................................             --             --           (617)
                                                             -----------    -----------    -----------
Net cash (used in) provided by investing activities......        (18,736)        29,884       (130,138)
FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received................................        237,375        215,693        200,760
  Surrenders and death benefits..........................       (416,537)      (326,457)      (190,361)
  Interest credited to policyholders.....................         39,855         49,371         53,613
Dividend.................................................             --        (50,000)            --
                                                             -----------    -----------    -----------
Net cash (used in) provided by financing activities......       (139,307)      (111,393)        64,012
Increase (decrease) in cash and cash equivalents.........         18,002         (9,233)       (10,573)
Cash and cash equivalents at beginning of year...........            668          9,901         20,474
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    18,670    $       668    $     9,901
                                                             ===========    ===========    ===========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assets and liabilities transferred in reinsurance transactions (Note 8):

Non-Cash Assets Received:
  Fixed maturities..........................................    $ 517,091
  Other Investments.........................................      121,696
  Other Assets..............................................       12,763
  Deferred Acquisition Costs................................       35,882
                                                                ---------
Total value of assets received..............................    $ 687,432
                                                                =========
Non-Cash Liabilities Assumed:
  Future policy benefit reserves............................    $(685,932)
  Claim reserves............................................       (4,874)
                                                                ---------
Total Liabilities Assumed...................................    $(690,806)
                                                                =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS
Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.

Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 8 "Reinsurance" for more information on this reinsurance transaction.)

BASIS OF STATEMENT PRESENTATION
During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Effective January 1, 1999, the Company adopted SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 requires the estimation and recording of certain insurance-related assessments. Because the Company previously recorded insurance-related assessments on this basis, the adoption of SOP 97-3 had no impact on the results of operations or financial position.

In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FAS 133", which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows accounting principles generally accepted in the United States which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are set forth below:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES
Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 3.5% to 12% in 1999, and 2.5% to 8.75% in 1998 and 1997.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years' are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE
Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS
The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $12,807,000, $12,409,000 and $14,351,000 for the year ended December 31, 1999,
1998 and 1997, respectively.

INCOME TAXES
Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS
Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS
There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
RECLASSIFICATIONS
Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

2.   INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS         GROSS
                                                 AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                    COST          GAIN          LOSS         VALUE
                                                 ----------    ----------    ----------    ----------
DECEMBER 31, 1999
Fixed maturities:
  Governments................................    $  309,402     $     46      $  8,934     $  300,514
  Public utilities...........................       237,579          341        10,375        227,545
  Industrial and miscellaneous...............     2,208,281        7,020        81,412      2,133,889
  Other......................................        47,435          184         3,195         44,424
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,802,697        7,591       103,916      2,706,372
Equity securities............................        81,554        5,825         2,358         85,021
                                                 ----------     --------      --------     ----------
Total........................................    $2,884,251     $ 13,416      $106,274     $2,791,393
                                                 ==========     ========      ========     ==========
DECEMBER 31, 1998
Fixed maturities:
  Governments................................    $  321,047     $  5,994      $    436     $  326,605
  Public utilities...........................       190,792        7,769         1,704        196,857
  Industrial and miscellaneous...............     1,723,183       79,137         6,451      1,795,869
  Other......................................        80,882        2,181            51         83,012
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,315,904       95,081         8,642      2,402,343
Equity securities............................       141,947       18,238         2,334        157,851
                                                 ----------     --------      --------     ----------
Total........................................    $2,457,851     $113,319      $ 10,976     $2,560,194
                                                 ==========     ========      ========     ==========

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1999, by contractual maturity, are shown below (in thousands).

                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  62,675     $   62,547
Due after one year through five years.......................      681,595        671,472
Due after five years through ten years......................      912,713        881,953
Due after ten years.........................................    1,145,714      1,090,400
                                                                ----------    ----------
Total.......................................................    $2,802,697    $2,706,372
                                                                ==========    ==========

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
MORTGAGE LOANS
The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 38% and 36% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1999 and 1998, respectively. Loan commitments outstanding totaled $12,350,000 at December 31, 1999.

INVESTMENTS ON DEPOSIT
The Company had fixed maturities carried at $17,061,000 and $19,978,000 at December 31, 1999 and 1998, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE
In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

NET UNREALIZED GAINS (LOSSES)
The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                                TAX
                                                               BEFORE-TAX    (EXPENSE)    NET-OF-TAX
                                                                 AMOUNT       BENEFIT       AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 1999
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(168,542)    $ 58,990     $(109,552)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (23,864)       8,352       (15,512)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  32,614     $(11,562)    $  21,052
  Decrease in amortization of deferred policy acquisition
     costs.................................................          414         (145)          269
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (42,832)      14,991       (27,841)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========
DECEMBER 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,826     $(33,796)    $  60,030
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,096)         771        (1,325)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (40,587)      14,205       (26,382)
                                                               ---------     --------     ---------
Other comprehensive income.................................    $  51,143     $(18,820)    $  32,323
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                  1999        1998        1997
                                                                --------    --------    --------
NET INVESTMENT INCOME
Fixed maturities............................................    $167,027    $160,163    $160,444
Equity securities...........................................       7,320       8,656       9,306
Mortgage loans on real estate...............................      57,684      57,031      54,662
Policy loans................................................       5,272       4,653       4,144
Short-term investments......................................         844       1,701       2,851
Real estate and other investments...........................       6,375       8,194       4,635
                                                                --------    --------    --------
                                                                 244,522     240,398     236,042
Expenses....................................................      (5,824)     (6,355)     (7,318)
                                                                --------    --------    --------
                                                                $238,698    $234,043    $228,724
                                                                ========    ========    ========
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................    $ (9,750)   $ 34,320    $ 13,827
Equity securities...........................................      33,613       8,512      26,760
Mortgage loans on real estate...............................          --        (198)        301
Short-term investments......................................          --           5          --
Real estate and other investments...........................       2,099       9,765         213
                                                                --------    --------    --------
                                                                $ 25,962    $ 52,404    $ 41,101
                                                                ========    ========    ========

Proceeds from sales of investments in fixed maturities were $1,627,450,000, $2,460,316,000 and $3,360,682,000 in 1999, 1998 and 1997, respectively. Gross gains of $11,996,000, $44,360,000 and $30,860,000 and gross losses of
$21,746,000, $10,040,000 and $17,033,000 were realized on the sales in 1999,
1998 and 1997, respectively.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

3.   DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                  INTEREST
                                                TRADITIONAL     SENSITIVE AND
                                                AND PRE-NEED     INVESTMENT      ACCIDENT AND
                                                    LIFE          PRODUCTS          HEALTH       TOTAL
                                                ------------    -------------    ------------   --------
Balance, January 1, 1998....................      $22,169         $264,383         $ 5,190      $291,742
  Acquisition costs deferred................           --           69,921           3,226        73,147
  Acquisition costs amortized...............       (7,609)         (20,256)         (5,500)      (33,365)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --              414              --           414
                                                  -------         --------         -------      --------
Balance, December 31, 1998..................       14,560          314,462           2,916       331,938
  Acquisition costs deferred................       33,783           81,016          17,391       132,190
  Acquisition costs amortized...............       (2,438)         (38,831)         (1,809)      (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --            9,142              --         9,142
                                                  -------         --------         -------      --------
Balance, December 31, 1999..................      $45,905         $365,789         $18,498      $430,192
                                                  =======         ========         =======      ========

Included in total policy acquisition costs deferred in 1999 is $35,882,000 of present value of future profits (PVP) and $1,416,000 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 8 "Reinsurance" for more information on this reinsurance transaction.

During 1999, 1998 and 1997, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $(224,000), $3,357,000 and $732,000, respectively.

4.   PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      26,383      24,319
Furniture and equipment.....................................      76,604      87,714
                                                                --------    --------
                                                                 104,887     113,933
Less accumulated depreciation...............................     (79,769)    (83,221)
                                                                --------    --------
Net property and equipment..................................    $ 25,118    $ 30,712
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

5.   ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                       YEAR ENDED DECEMBER 31
                                                                ------------------------------------
                                                                   1999          1998         1997
                                                                ----------    ----------    --------
Balance as of January 1, net of reinsurance recoverables....    $1,061,883    $  988,036    $947,711
Add: Incurred losses related to:
  Current year..............................................       824,949       826,009     773,316
  Prior years...............................................       (12,800)      (27,973)    (59,634)
                                                                ----------    ----------    --------
Total incurred losses.......................................       812,149       798,036     713,682
Deduct: Paid losses related to:
  Current year..............................................       468,404       469,881     437,405
  Prior years...............................................       266,025       254,308     235,952
                                                                ----------    ----------    --------
Total paid losses...........................................       734,429       724,189     673,357
                                                                ----------    ----------    --------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,139,603    $1,061,883    $988,036
                                                                ==========    ==========    ========

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

The liability for unpaid accident and health claims includes $994,651,000, $915,368,000 and $854,940,000 of total disability income reserves as of December 31, 1999, 1998 and 1997, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.

6.   FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

6.   FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1999 and 1998 are as follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 60,716    $ 87,300
  Reserves..................................................      35,843      27,586
  Claims and benefits payable...............................       7,964       8,089
  Accrued liabilities.......................................       6,973      10,113
  Unrealized Losses.........................................      32,500          --
  Investments...............................................       4,549       3,861
  Other.....................................................       6,755       2,723
                                                                --------    --------
Total deferred tax assets...................................     155,300     139,672
Deferred tax liabilities:
  Deferred policy acquisition costs.........................      98,539      82,031
  Unrealized gains..........................................          --      35,591
  Fixed assets..............................................       2,963       3,150
  Investments...............................................       1,171         982
  Other.....................................................         160          14
                                                                --------    --------
Total deferred tax liabilities..............................     102,833     121,768
                                                                --------    --------
Net deferred tax asset......................................    $ 52,467    $ 17,904
                                                                ========    ========

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Current.....................................................    $10,873    $30,232    $41,569
Deferred....................................................     29,454        170     (6,449)
                                                                -------    -------    -------
                                                                $40,327    $30,402    $35,120
                                                                =======    =======    =======

Federal income tax payments and refunds resulted in net payments of $13,203,000, $36,367,000 and $58,859,000 in 1999, 1998 and 1997, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1999    1998    1997
                                                                ----    ----    ----
Statutory income tax rate...................................    35.0%   35.0%   35.0%
Other, net..................................................    (2.4)   (2.1)    (.6)
                                                                ----    ----    ----
                                                                32.6%   32.9%   34.4%
                                                                ====    ====    ====

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

7.   ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets at December 31 were as follows (in thousands):

                                                                   1999          1998
                                                                ----------    ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................    $5,082,341    $3,707,687
Assets of the separate accounts owned by the Company, at
  fair value................................................        37,811        34,716
                                                                ----------    ----------
                                                                $5,120,152    $3,742,403
                                                                ==========    ==========

8.   REINSURANCE
In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,580,000, $5,601,000 and $5,742,000 of premium from First Fortis in 1999, 1998 and 1997, respectively. The Company has assumed $11,047,000, $9,315,000 and $5,452,000 of reserves in 1999, 1998 and 1997, respectively, from First Fortis.

In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806,000 of reserves and received approximately $654,924,000 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882,000 ceding commission was capitalized as an acquisition cost (as described in Note 3). During the period October 1, 1999 to December 31, 1999, the Company assumed $31,523,000 of premium under the contract.

The maximum amount that the Company retains on any one life is $1,000,000 of life insurance including accidental death. Amounts in excess of $1,000,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $ 6,246    $ 6,983    $ 8,159
Accident and health insurance...............................     17,803     13,862     13,712
                                                                -------    -------    -------
                                                                $24,049    $20,845    $21,871
                                                                =======    =======    =======

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $   478    $ 4,549    $ 2,973
Accident and health insurance...............................     13,669      9,465     14,781
                                                                -------    -------    -------
                                                                $14,147    $14,014    $17,754
                                                                =======    =======    =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

9.   DIVIDEND RESTRICTIONS
Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company had $49,286,000 free from such restrictions as of December 31, 1999. Distributions in excess of this amount would require regulatory approval.

10. REGULATORY ACCOUNTING REQUIREMENTS
Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                                                        SHAREHOLDER'S
                                                             NET INCOME                    EQUITY
                                                    -----------------------------   ---------------------
                                                      1999      1998       1997       1999        1998
                                                    --------   -------   --------   ---------   ---------
Based on statutory accounting practices...........  $  9,387   $14,841   $ 62,593   $ 497,858   $ 478,405
Deferred policy acquisition costs.................    54,049    39,782     25,763     430,192     331,938
Investment valuation differences..................       953       745       (497)   (103,361)    100,165
Deferred and uncollected premiums.................    (4,637)      511      2,064     (13,188)     (7,246)
Policy reserves...................................   (20,070)   (7,041)   (19,363)   (127,766)   (156,889)
Commissions.......................................    79,067        --     (3,171)         --          --
Current income taxes payable......................    (8,882)      925      6,450      (9,000)    (10,920)
Deferred income taxes.............................   (18,650)     (417)     6,449      52,467      17,904
Realized gains on investments.....................         9       356        251          --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax.............................................    (6,163)   22,748      9,644          --          --
Amortization of IMR, net of tax...................    (8,565)   (7,128)    (6,315)         --          --
Write-off of investment...........................                  --    (11,705)         --          --
Pension expense...................................    (1,475)       81     (4,153)     (8,235)     (6,440)
Property and equipment............................        --        --         --         591       5,951
Interest maintenance reserve......................        --        --         --      55,117      68,968
Asset valuation reserve...........................        --        --         --      72,940      90,986
Mortgage loans on real estate.....................        --        --         --          --     (20,141)
Other, net........................................     8,183    (3,521)      (900)      1,937      (7,213)
                                                    --------   -------   --------   ---------   ---------
As reported herein................................  $ 83,206   $61,882   $ 67,110   $ 849,552   $ 885,468
                                                    ========   =======   ========   =========   =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

11. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1999, 1998 and 1997, were $11,661,000, $13,077,000 and $12,015,000, respectively.
During 1997, Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $59,390,000, $55,910,000 and $28,525,000 for years ended December 31, 1999, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $79,413,000, $72,638,000 and $72,105,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1999, 1998 and 1997, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

12. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS
The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                          DECEMBER 31, 1999         DECEMBER 31, 1998
                                                       -----------------------   -----------------------
                                                        CARRYING       FAIR       CARRYING       FAIR
                                                         AMOUNT       VALUE        AMOUNT       VALUE
                                                       ----------   ----------   ----------   ----------
                                                                        (IN THOUSANDS)
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities..............................  $2,706,372   $2,706,372   $2,402,343   $2,402,343
       Equity securities.............................      85,021       85,021      157,851      157,851
  Mortgage loans on real estate......................     754,514      741,397      610,131      662,984
  Policy loans.......................................      83,439       83,439       74,950       74,950
  Short-term investments.............................     115,527      115,527       31,868       31,868
  Assets held in separate accounts...................   5,120,152    5,120,152    3,742,403    3,742,403
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal).......................  $  789,002   $  763,861   $  923,102   $  894,019
  Liabilities related to Separate Accounts...........   5,082,341    5,082,341    3,707,687    3,707,687

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

13. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

14. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,225,000, $1,627,000 and $1,594,000 for 1999, 1998 and 1997, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,711,000, $3,610,000 and $3,926,000 for 1999, 1998 and 1997, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 1999 and 1998. Costs allocated to the Company for the year ended December 31, 1997 were $304,000, which includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $19,000, $(5,200) and $20,000 in 1999, 1998 and 1997, respectively, as claims were incurred.

15. YEAR 2000 (UNAUDITED)
The Company utilizes Fortis and its computer systems to process Company businesses. Fortis created a Year 2000 Project Office which was dedicated to ensuring that all of the systems for Fortis and its subsidiaries and affiliates were ready for year 2000. The estimated total cost of the Fortis Year 2000 Project was approximately $85 million. This cost reflects the total cost to the Fortis U.S. companies (excluding the recent American Bankers Insurance Group acquisition). The cost of the Company's portion is estimated at $26.9 million. Approximately, $11.4 million was expensed by the Company in 1999.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were ready for year 2000. Although there have been several minor matters, as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of the mission critical systems. The Company will continue to monitor the status of and exposure to any potential Year 2000 issues.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment

                   1 + .08           60/12
$10,000 X       --------------                - 1         = $234.73
           [(   1 + .07 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $10,234.73

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    9%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                   1 + .08           60/12
$10,000 X       --------------                - 1         = $666.42
           [(   1 + .09 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,333.58

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Guarantee Period                                         7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7.75%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                    1 + .08            60/12
$10,000 X       ----------------                - 1         = $114.94
           [(   1 + .0775 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,885.06
------------------------------
* Assumed for illustrative purposes only.

APPENDIX B--SAMPLE DEATH BENEFIT CALCULATIONS

(FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 1997 WITH ENHANCED DEATH BENEFIT
RIDER)

                                                                             EXAMPLE 1    EXAMPLE 2
DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY                                ---------    ---------
  a. Purchase Payments Made Prior to Date of Death, with 3%
     accumulation                                                             $20,000      $20,000
  b. Contract Value on Date of Death                                          $17,000      $25,000
Death Benefit is larger of a, and b                                           $20,000      $25,000

                                                                EXAMPLE 3    EXAMPLE 4    EXAMPLE 5
DATE OF DEATH IS THE 8TH CONTRACT ANNIVERSARY                   ---------    ---------    ---------
  a. Purchase Payments Made Prior to Date of Death, with 3%
     accumulation                                                $20,000      $20,000      $20,000
  b. Contract Value on 7th Contract Anniversary                  $15,000      $30,000      $30,000
  c. Contract Value on Date of Death                             $17,000      $25,000      $35,000
Death Benefit is larger of a, b, and c                           $20,000      $30,000      $35,000

                                                                EXAMPLE 6    EXAMPLE 7    EXAMPLE 8
DATE OF DEATH IS THE 15TH CONTRACT ANNIVERSARY                  ---------    ---------    ---------
  a. Purchase Payments Made Prior to Date of Death, with 3%
     accumulation                                                $20,000      $20,000      $20,000
  b. Contract Value on 14th Contract Anniversary                 $15,000      $40,000      $40,000
  c. Contract Value on Date of Death                             $17,000      $30,000      $50,000
Death Benefit is larger of a, b, and c                           $20,000      $40,000      $50,000

The numbers do not include any Market Value Adjustments which might be applicable to the death benefit amount.

APPENDIX C--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the Variable Account expense rate plus the total Series Fund expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:

--------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                        1.35%
--------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                           .66%
--------------------------------------------------------------------------------
     =   Total Expense Rate                                            2.01%
--------------------------------------------------------------------------------

Year 1 Beginning Policy Value = $1000.00
Year 1 Expense = 1000.00 X .0201 = $20.10

Year 2 Beginning Policy Value = $1029.9
Year 2 Expense = 1029.90 X .0201 = $20.70

Year 3 Beginning Policy Value = $1060.69
Year 3 Expense = 1060.69 X .0201 = $21.32

So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to: $20.10 + $20.70 + $21.32 = $62.12

If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) = Surrender Charge

0.05 X ($1000.00 - $100.00) = $45.00

So the total expense if surrendered is $62.12 + $45.00 = $107.12

FORTIS


MASTERS+

VARIABLE
ANNUITY

Contracts Under Flexible
Premium Deferred
Combination Variable and
Fixed Annuity Contracts
PROSPECTUS DATED

September 1, 2000

[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]
99183 (9/00)

FORTIS BENEFITS INSURANCE COMPANY

MAILING ADDRESS:           STREET ADDRESS:            PHONE:
P.O. BOX 64272             500 BIELENBERG DRIVE       1-800-800-2000
ST. PAUL, MINNESOTA 55164  WOODBURY, MINNESOTA 55125  EXTENSION 3057

This prospectus describes interests under flexible premium deferred combination variable and fixed annuity contracts issued by Fortis Benefits Insurance Company ("Fortis Benefits").
These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account or a variable return accumulation option through a variable account, or a combination of these two options. Under the guaranteed interest accumulation option, you can choose among ten different guarantee periods, each of which has its own interest rate.

Under the variable return accumulation option, you can choose among one or more of the following investment portfolios (those portfolios which have a non-Fortis subadvisor includes the name of the subadvisor at the beginning of the portfolio name):


Money Market Series                           T. Rowe Price -- Blue Chip Stock Series
U.S. Government Securities Series             AIM -- Blue Chip Stock Series II
Diversified Income Series                     Lazard Freres -- International Stock
AIM -- Multisector Bond Series                Series
High Yield Series                             Dreyfus -- Mid Cap Stock Series
T. Rowe Price -- International Stock Series   Berger -- Small Cap Value Series
II                                            Global Growth Series
Asset Allocation Series                       MFS -- Global Equity Series
Federated -- American Leaders Series          Alliance -- Large Cap Growth Series
Value Series                                  MFS -- Investors Growth Series
MFS -- Capital Opportunities Series           Growth Stock Series
Growth & Income Series                        Aggressive Growth Series
Dreyfus -- S&P 500 Index Series


The accompanying prospectuses for these investment portfolios describe the investment objectives, policies and risks of each of the portfolios.

This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.

A Statement of Additional Information, dated May 1, 2000, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available without charge from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 26 of this prospectus.

THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                PAGE
Special Terms Used in this Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary of Contract Features................................      6
     - Fortis Benefits/Fortis Financial Group Member........      9
The Variable Account........................................      9
The Portfolios..............................................      9
The Fixed Account...........................................     10
     - Guaranteed Interest Rates/Guarantee Periods..........     10
     - Market Value Adjustment..............................     10
     - Investments by Fortis Benefits.......................     11
Accumulation Period.........................................     11
     - Issuance of a Contract and Purchase Payments.........     11
     - Contract Value.......................................     12
     - Allocation of Purchase Payments and Contract Value...     13
     - Total and Partial Surrenders.........................     13
     - Telephone Transactions...............................     14
     - Benefit Payable on Death of Contract Owner (or
      Annuitant)............................................     14
The Annuity Period..........................................     15
     - Annuity Commencement Date............................     15
     - Commencement of Annuity Payments.....................     15
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     15
     - Annuity Options......................................     15
     - Death of Annuitant or Other Payee....................     16
Charges and Deductions......................................     16
     - Premium Taxes........................................     16
     - Charges Against the Variable Account.................     16
     - Tax Charge...........................................     16
     - Surrender Charge.....................................     17
     - Disability Waiver of Surrender Charges...............     17
     - Miscellaneous........................................     18
     - Reduction of Charges.................................     18
General Provisions..........................................     18
     - The Contracts........................................     18
     - Postponement of Payment..............................     18
     - Misstatement of Age or Sex and Other Errors..........     18
     - Assignment...........................................     18
     - Beneficiary..........................................     18
     - Reports..............................................     19
Rights Reserved by Fortis Benefits..........................     19
Distribution................................................     19
Federal Tax Matters.........................................     19
Further Information About Fortis Benefits...................     21
     - General..............................................     21
     - Ownership of Securities..............................     21
     - Selected Financial Data..............................     22
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................     22
Voting Privileges...........................................     24
Legal Matters...............................................     24
Other Information...........................................     24
Contents of Statement of Additional Information.............     25
Fortis Benefits Financial Statements........................    F-1
Appendix A--Sample Market Value Adjustment Calculations.....    A-1
Appendix B--Sample Death Benefit Calculations...............    B-1
Appendix C--Explanation Of Expense Calculations.............    C-1
Appendix D--Pro Rata Adjustments............................    D-1

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation PeriodThe time period under a contract between the contract issue date and the annuity commencement date.

Accumulation Unit  A unit of measure used to calculate the owners' interest in the Variable Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   Fortis Benefits under the contract. The Annuitant is the person named in the application for the contract. If such person dies before the annuity commencement date and there is an additional annuitant named in the application, the additional annuitant shall become the Annuitant. If there is no named additional annuitant, or the additional annuitant has predeceased the Annuitant who is named in the application, the owner, if he or she is a natural person, shall become the Annuitant.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by Fortis Benefits.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Fixed Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee that you designate one or more fixed payments.

Market Value Adjustment
                   Positive or negative adjustment in fixed account value that we make if such value is paid out more than fifteen days before or after the end of a guarantee period in which it was being held.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified ContractsContracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.

Valuation Date     All business days except, with respect to any subaccount,
                   days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable Account   The segregated asset account referred to as Variable Account
                   D of Fortis Benefits Insurance Company established to receive and invest purchase payments under contracts.

Variable Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION CHARGES

     Front-End Sales Charge Imposed on Purchases.................        0%
     Maximum Surrender Charge for Sales Expenses.................        7%  (1)

    NUMBER OF YEARS SINCE                 SURRENDER CHARGE AS A
PURCHASE PAYMENT WAS CREDITED         PERCENTAGE OF PURCHASE PAYMENT
-----------------------------         ------------------------------
         Less than 2                                7%
 At least 2 but less than 4                         6%
 At least 4 but less than 5                         5%
 At least 5 but less than 6                         3%
 At least 6 but less than 7                         1%
          7 or more                                 0%

     Other Surrender Fees........................................        0%
     Exchange Fee................................................        0%
ANNUAL CONTRACT ADMINISTRATION CHARGE............................       $0
VARIABLE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Charge...........................     1.25%
     Variable Account Administrative Charge......................      .10%
     Total Variable Account Annual Expenses......................     1.35%

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge," or payment of a death benefit.

MARKET VALUE ADJUSTMENT WITH RESPECT TO FIXED ACCOUNT

Surrenders and other withdrawals from the fixed account more than fifteen days from the end of a guarantee period other than the one year guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the fixed account value. We compute this adjustment according to a formula that we describe in more detail under "Market Value Adjustment."

PORTFOLIO ANNUAL EXPENSES(a)

                                     U.S.                      MULTI
                         MONEY    GOVERNMENT   DIVERSIFIED     SECTOR      HIGH    INTERNATIONAL     ASSET       AMERICAN
                         MARKET   SECURITIES     INCOME         BOND      YIELD        STOCK       ALLOCATION    LEADERS     VALUE
                         SERIES     SERIES       SERIES        SERIES     SERIES     SERIES II       SERIES       SERIES     SERIES
                         ------   ----------   -----------   ----------   ------   -------------   ----------   ----------   ------
Investment Advisory and
  Management Fee.......   0.30%      0.47%        0.47%         0.75%      0.50%       0.90%          0.47%        0.90%      0.70%
Other Expenses.........   0.05%      0.05%        0.07%         0.15%      0.07%       0.12%          0.05%        0.35%      0.06%
Total Fortis Series
  Operating Expenses...   0.35%      0.52%        0.54%         0.90%      0.57%       1.02%          0.52%        1.25%      0.78%

                                          GROWTH
                            CAPITAL         &       S&P 500
                         OPPORTUNITIES    INCOME     INDEX
                            SERIES        SERIES    SERIES
                         -------------   --------   -------
Investment Advisory and
  Management Fee.......      0.90%         0.63%     0.40%
Other Expenses.........      0.35%         0.06%     0.06%
Total Fortis Series
  Operating Expenses...      1.25%         0.69%     0.46%

                                          BLUE                                     MID     SMALL                          LARGE
                                          CHIP      BLUE CHIP                      CAP      CAP     GLOBAL     GLOBAL      CAP
                                         STOCK        STOCK       INTERNATIONAL   STOCK    VALUE    GROWTH     EQUITY     GROWTH
                                         SERIES     SERIES II     STOCK SERIES    SERIES   SERIES   SERIES     SERIES     SERIES
                                         ------   -------------   -------------   ------   ------   ------   ----------   ------
Investment and Management Fee..........   0.87%       0.95%           0.84%        0.90%    0.90%    0.70%      1.00%      0.90%
Other Expenses.........................   0.05%       0.35%           0.10%        0.28%    0.14%    0.07%      0.35%      0.07%
Total Fortis Series Operating
  Expenses.............................   0.92%       1.30%           0.94%        1.18%    1.04%    0.77%      1.35%      0.97%


                                         INVESTORS    GROWTH   AGGRESSIVE
                                           GROWTH     STOCK      GROWTH
                                           SERIES     SERIES     SERIES
                                         ----------   ------   ----------
Investment and Management Fee..........     0.90%      0.61%      0.66%
Other Expenses.........................     0.35%      0.05%      0.06%
Total Fortis Series Operating
  Expenses.............................     1.25%      0.66%      0.72%

------------------------------
(a) As a percentage of portfolio average net assets based on 1999 historical data, except that for American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, these amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement is as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.

EXAMPLES*

If you surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $80       $107       $136        $198
U.S. Government Securities..................................      82        112        145         216
Diversified Income..........................................      82        112        146         218
Multisector Bond............................................      86        123        164         255
High Yield..................................................      82        113        147         221
International Stock II......................................      87        127        170         267
Asset Allocation............................................      82        112        145         216
American Leaders............................................      89        134        181         290
Value.......................................................      84        120        158         243
Capital Opportunities.......................................      89        134        181         290
Growth & Income.............................................      83        117        153         233
S&P 500 Index...............................................      81        110        141         209
Blue Chip Stock.............................................      86        124        165         257
Blue Chip Stock II..........................................      90        135        184         295
International Stock.........................................      86        125        166         259
MidCap Stock Series.........................................      88        132        178         283
Small Cap Value Series......................................      87        128        171         269
Global Growth...............................................      84        119        157         242
Global Equity...............................................      90        137        186         300
Large Cap Growth Series.....................................      86        125        167         262
Investors Growth Series.....................................      89        134        181         290
Growth Stock................................................      83        116        152         230
Aggressive Growth...........................................      84        118        155         237


If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $17        $53       $ 91        $198
U.S. Government Securities..................................      19         58        100         216
Diversified Income..........................................      19         58        101         218
Multisector Bond............................................      23         69        119         255
High Yield..................................................      19         59        102         221
International Stock II......................................      24         73        125         267
Asset Allocation............................................      19         58        100         216
American Leaders............................................      26         80        136         290
Value.......................................................      21         66        113         243
Capital Opportunities.......................................      26         80        136         290
Growth & Income.............................................      20         63        108         233
S&P 500 Index...............................................      18         56         96         209
Blue Chip Stock.............................................      23         70        120         257
Blue Chip Stock II..........................................      27         81        139         295
International Stock.........................................      23         71        121         259
MidCap Stock Series.........................................      25         78        133         283
Small Cap Value Series......................................      24         74        126         269
Global Growth...............................................      21         65        112         242
Global Equity...............................................      27         83        141         300
Large Cap Growth Series.....................................      23         71        122         262
Investors Growth Series.....................................      26         80        136         290
Growth Stock................................................      20         62        107         230
Aggressive Growth...........................................      21         64        110         237


------------------------------
* Does not include the effect of any Market Value Adjustment.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                         ------------------------------

We have included the foregoing tables and examples to help you understand the transaction and operating expenses we directly or indirectly impose under the contracts and under the portfolios. We will also deduct amounts for state premium taxes or similar assessments where these deductions are applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus. Variations from the information appearing in this prospectus due to requirements particular to your state are described in supplements which are attached to this prospectus, or in endorsements to the contract as appropriate.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean Fortis Benefits Insurance Company. "You" and "your" mean a reader of this prospectus who is contemplating making purchase payments or taking any other action in connection with a contract.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look" period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is part of a qualified plan). Additional purchase payments under a contract must be at least $50. See "Issuance of a Contract and Purchase Payments."

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the portfolios, or to one or more of the guarantee periods in the fixed account, or to a combination thereof. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that you may request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a corresponding portfolio. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. A full description of the portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for the portfolios, which accompanies this prospectus, and the portfolios' Statement of Additional Information which is available upon request from Fortis Benefits at the address and phone number on the cover of this prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

Any amount allocated by the owner to the fixed account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the owner. We currently make available ten different guarantee periods, ranging from one to ten years.

If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period other than the one-year guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount of fixed account value that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you. There is no Market Value Adjustment for transfers or surrenders from the one-year guarantee period of the fixed account.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATE OF PENNSYLVANIA.

For a more complete discussion of the fixed account investment options and the Market Value Adjustment, see "The Fixed Account."

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account and, subject to any Market Value Adjustment, from one guarantee period to another or into a subaccount. There is currently no charge for these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value--Transfers."

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of (1) the annuity commencement date, or
(2) if the owner is a non-natural person the Annuitant's death. Amounts surrendered may be subject to a surrender charge and, in addition, amounts surrendered from the fixed account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders," "Surrender Charge" and "Market Value Adjustment." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or to other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. The owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event of the death of the owner, or the Annuitant if the owner is a non-natural person, prior to the annuity commencement date, a death benefit is payable to the beneficiary. See "Benefit Payable on Death of Contract Owner (or Annuitant)."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of the group variable annuity contract pursuant to which group certificates will be issued will be a bank trustee whose sole function is to hold record ownership of the contract or an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that an owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the contract should be directed to your sales representative, or Fortis Benefits' home office: P.O. Box 64272, St. Paul, Minnesota, 55164: 1-800-800-2000, extension 3057. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-800-2000 (extension 3057).

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at Fortis Benefit's home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

The information presented below reflects the Accumulation Unit information for subaccounts of the Variable Account through December 31, 1999.

                                       MONEY       U.S. GOV'T    DIVERSIFIED     GLOBAL       HIGH     INTERNATIONAL      ASSET
                                      MARKET       SECURITIES      INCOME         BOND       YIELD       STOCK II      ALLOCATION
                                      ------       ----------    -----------     ------      -----     -------------   ----------
December 31, 1999
 Accumulation Units in Force.....     59,567,286     6,961,590     46,271,405   1,402,949   4,713,245    152,820,325      3,230,112
 Accumulation Unit Values........         $1,587       $17,823         $1,998     $12,092     $12,799         $3,923        $16,150
December 31, 1998
 Accumulation Units in Force.....     39,532,433     7,577,700     51,323,231   1,236,211   4,984,906      3,315,158    160,803,266
 Accumulation Unit Values........         $1.532       $18.421         $2.059     $13.254     $12.823        $16.313         $3.326
December 31, 1997
 Accumulation Units in Force.....     31,491,629     7,743,923     49,942,498   1,123,401   4,194,544      2,918,483    156,035,843
 Accumulation Unit Values........      $1.474617    $17.149938      $1.963344  $11.837281  $12.917282     $14.433538      $2.809839
December 31, 1996
 Accumulation Units in Force.....     36,220,947     9,635,092     55,653,680   1,088,043   3,337,604      2,330,884    154,525,474
 Accumulation Unit Values........         $1.418       $15.935         $1.801     $11.961     $11.928        $12.884         $2.368
January 1, 1996*
 Accumulation Unit Values........             --            --             --          --          --             --             --
December 31, 1995
 Accumulation Units in Force.....     26,915,975    10,989,914     59,213,865     574,142   2,321,419      1,117,596    148,700,081
 Accumulation Unit Value.........         $1.367       $15.805         $1.753     $11.743     $10.941        $11.590         $2.134
January 2, 1995*
 Accumulation Unit Value.........             --            --             --     $10.000          --        $10.000             --
December 31, 1994
 Accumulation Units in Force.....     30,697,754    12,271,738     62,744,615          --   1,216,957             --    137,642,102
 Accumulation Unit Value.........         $1.311       $13.483         $1.515          --          --         $9.834         $1.773
May 1, 1994*
 Accumulation Unit Value.........             --            --             --          --          --       $10.0000             --
December 31, 1993
 Accumulation Units in Force.....     21,315,022    15,601,818     56,005,709          --          --             --    106,834,367
 Accumulation Unit Value.........         $1.278       $14.609         $1.621          --          --             --         $1.797
December 31, 1992
 Accumulation Units in Force.....     20,674,556     9,505,984     19,353,521          --          --             --     49,688,937
 Accumulation Unit Value.........         $1.261       $13.529         $1.457          --          --             --         $1.664
May 1, 1992*
 Accumulation Unit Value.........             --            --             --          --          --             --             --
December 31, 1991
 Accumulation Units in Force.....   7,235,168.03  3,595,759.23   6,056,976.03          --          --             --  17,772,322.83
 Accumulation Unit Value.........         $1.237       $12.921         $1.379          --          --             --         $1.577
December 31, 1990
 Accumulation Units in Force.....   5,632,146.27    747,992.12   2,352,517.74          --          --             --   8,249,373.75
 Accumulation Unit Value.........         $1.183       $11.450         $1.219          --          --             --         $1.252

                                                GROWTH &                           INTERNATIONAL    GLOBAL
                                     VALUE       INCOME     S&P 500    BLUE CHIP       STOCK        GROWTH    GROWTH STOCK
                                     -----      --------    -------    ---------   -------------    ------    ------------
December 31, 1999
 Accumulation Units in Force.....   4,744,081  10,994,926  14,134,177   9,671,527      9,640,858  114,976,011     5,344,248
 Accumulation Unit Values........     $15,875     $23,775     $22,189     $21,571        $33,343      $5,925        $19,711
December 31, 1998
 Accumulation Units in Force.....   4,869,102  12,171,938  10,440,486   7,548,794      4,751,940  11,744,865    136,042,148
 Accumulation Unit Values........     $14.768     $21.767     $18.689     $18.238        $16.113     $21.433         $3.870
December 31, 1997
 Accumulation Units in Force.....   3,402,217  11,003,248   5,491,818   4,149,587      4,239,821  13,725,612    156,975,866
 Accumulation Unit Values........  $13.651572  $19.487584  $14.786540  $14.429421     $14.021796  $19.507894      $3.296005
December 31, 1996
 Accumulation Units in Force.....   1,071,648   7,892,683   1,259,758     915,358      3,137,348  13,713,860    169,095,500
 Accumulation Unit Values........     $11.048     $15.468     $11.326     $11.520        $12.690     $18.510         $2.971
January 1, 1996*
 Accumulation Unit Values........     $10.000                 $10.000     $10.000             --          --             --
December 31, 1995
 Accumulation Units in Force.....               4,204,164                              1,157,064  10,769,830    160,247,280
 Accumulation Unit Value.........                 $12.904                                $11.271     $15.754         $2.587
January 2, 1995*
 Accumulation Unit Value.........                      --                                $10.000          --             --
December 31, 1994
 Accumulation Units in Force.....               1,489,517                                     --  10,055,959    148,657,108
 Accumulation Unit Value.........                 $10.083                                     --     $12.236         $2.054
May 1, 1994*
 Accumulation Unit Value.........                $10.0000                                     --          --             --
December 31, 1993
 Accumulation Units in Force.....                      --                                     --   5,108,957    118,720,649
 Accumulation Unit Value.........                      --                                     --     $12.784         $2.142
December 31, 1992
 Accumulation Units in Force.....                      --                                     --     698,720     79,582,321
 Accumulation Unit Value.........                      --                                     --     $10.988         $1.996
May 1, 1992*
 Accumulation Unit Value.........                      --                                     --     10.0000             --
December 31, 1991
 Accumulation Units in Force.....                      --                                     --          --  42,946,178.33
 Accumulation Unit Value.........                      --                                     --          --         $1.965
December 31, 1990
 Accumulation Units in Force.....                      --                                     --          --  14,690,313.64
 Accumulation Unit Value.........                      --                                     --          --         $1.298

                                   AGGRESSIVE   MID CAP  LARGE CAP  SMALL CAP
                                     GROWTH     GROWTH    GROWTH      VALUE
                                   ----------   -------  ---------  ---------
December 31, 1999
 Accumulation Units in Force.....    6,379,981  1,441,402 3,962,830 2,496,974
 Accumulation Unit Values........      $32,680  $10,538    $14,754    $10,659
December 31, 1998
 Accumulation Units in Force.....    6,165,803  765,338    842,995  1,098,102
 Accumulation Unit Values........      $15.829   $9.625    $11.755     $9.367
December 31, 1997
 Accumulation Units in Force.....    6,551,677       --         --         --
 Accumulation Unit Values........   $13.241215       --         --         --
December 31, 1996
 Accumulation Units in Force.....    5,706,895       --         --         --
 Accumulation Unit Values........      $13.232       --         --         --
January 1, 1996*
 Accumulation Unit Values........                    --         --         --
December 31, 1995
 Accumulation Units in Force.....    3,033,587       --         --         --
 Accumulation Unit Value.........      $12.461       --         --         --
January 2, 1995*
 Accumulation Unit Value.........           --       --         --         --
December 31, 1994
 Accumulation Units in Force.....    1,115,647       --         --         --
 Accumulation Unit Value.........       $9.723       --         --         --
May 1, 1994*
 Accumulation Unit Value.........     $10.0000       --         --         --
December 31, 1993
 Accumulation Units in Force.....           --       --         --         --
 Accumulation Unit Value.........           --       --         --         --
December 31, 1992
 Accumulation Units in Force.....           --       --         --         --
 Accumulation Unit Value.........           --       --         --         --
May 1, 1992*
 Accumulation Unit Value.........           --       --         --         --
December 31, 1991
 Accumulation Units in Force.....           --       --         --         --
 Accumulation Unit Value.........           --       --         --         --
December 31, 1990
 Accumulation Units in Force.....           --       --         --         --
 Accumulation Unit Value.........           --       --         --         --


-------------------------------

* Accumulation Unit value at date of initial registration statement effectiveness

Audited financial statements of the Variable Account are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning Fortis Benefits is included in this prospectus under "Additional Information About Fortis Benefits" and "Fortis Benefits Financial Statements."

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER

Fortis Benefits Insurance Company is the issuer of the contracts. At the end of 1999, Fortis Benefits had approximately $101 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.

Fortis Benefits is a member of the Fortis Financial Group. This group is a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc., and Fortis Insurance Company, to offer financial products through the management, marketing, and servicing of mutual funds, annuities, and life insurance.

Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $406 billion in assets at the end of 1999.

All of the guarantees and commitments under the contracts are general obligations of Fortis Benefits regardless of whether you have allocated the contract value to the Variable Account or to the fixed account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the contracts.

THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of Fortis Benefits. Fortis Benefits established Variable Account D under Minnesota insurance law as of October 14, 1987. The Variable Account is an integral part of Fortis Benefits. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by Fortis Benefits will not be chargeable with liabilities arising out of any other business of Fortis Benefits.

The Variable Account has subaccounts. The assets in each subaccount are invested exclusively in one of the portfolios listed on the first page of the prospectus, each of which represents a separate investment portfolio. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses, from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or eliminated.

THE PORTFOLIOS

You may choose from among a number of different portfolios. Each portfolio is a mutual fund available for purchase only as a funding vehicle for benefits under variable life insurance and variable annuity products. These variable life insurance and variable annuity products are issued by Fortis Benefits and by other life insurance companies. Each portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio. We offer more detailed information for each investment portfolio. This information includes the investment policies, investment restrictions, charges, and risks attendant to investing in each portfolio. This information also includes other aspects of each portfolio's operations. You may find this information in the current prospectus for each portfolio. These portfolio prospectuses must accompany this prospectus, and you should read them in conjunction with it. You may obtain a copy of each prospectus from us, free of charge, by calling 1-800-800-2000, ext. 3057, or by writing P.O. Box 64272, St. Paul, Minnesota 55164.

As noted, the investment portfolios may be available to registered separate accounts of other participating insurance companies. These portfolios may also be available to the Variable Account and other separate accounts of Fortis Benefits. Although Fortis Benefits does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the portfolios. For example, a conflict may occur due to (1) a change in law affecting the operations of variable life and variable annuity separate accounts, (2) differences in the voting instructions of the contract owners and those of other companies, or (3) some other reason. In the event of conflict, Fortis Benefits will take any steps necessary to protect the contract owners and variable annuity payees.

Fortis Benefits purchases and redeems portfolios' shares for the Variable Account at their net asset value without any sales or redemption charges. We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at the portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the new asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of the portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any such dividends and distributions.

The portfolios available for investment by the Variable Account are listed on the cover page of this prospectus.

THE FIXED ACCOUNT

GUARANTEED INTEREST RATES/GUARANTEE PERIODS

Any amount you allocate to the fixed account earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. At the end of your guarantee period, your contract value, including accrued interest, will be allocated to a new guarantee period of equal length. However, you may reallocate your contract value to a different guarantee period (or periods) or to one (or more) of the subaccounts of the Variable Account. If you decide to reallocate your contract value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your guarantee period. The first day of your new guarantee period (or other reallocation) will be the day after the end of your previous guarantee period. We will notify you at least 45 days and not more than 75 days before the end of your guarantee period.

We currently offer ten different guarantee periods. These guarantee periods range in length from one to ten years. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for future guarantee periods. These changes will not affect the guaranteed interest rates we are paying on current guarantee periods. Please note, when you allocate or transfer an amount to a guarantee period, a new guarantee period begins running with respect to that amount. Therefore, the amount you allocate will earn a guaranteed interest rate that will not change until the end of that period. In addition, the guaranteed interest rate will never be less than an effective annual rate of 3%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment from you, or at the time we execute a transfer you have requested, or at the time a guarantee period is renewed.

We do not have a specific formula for establishing the guaranteed interest rates for the guarantee periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. See "Investments by Fortis Benefits". In addition, when we determine guaranteed interest rates, we may consider: (1) the duration of a guarantee period, (2) regulatory and tax requirements, (3) sales and administrative expenses we bear,
(4) risks we assume, (5) our profitability objectives, and (6) general economic trends.

FORTIS BENEFITS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES WE DECLARE. WE CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 3%.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATE OF PENNSYLVANIA.

You may obtain information concerning the guaranteed interest rates that apply to the various guarantee periods. You may obtain this information from our home office or from your sales representative at any time.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any fixed account value that is:

     - surrendered,

     - transferred, or

     - otherwise paid out

before the end of the guarantee period in which it is being held.

For example, we will apply a Market Value Adjustment to fixed account value that we pay:

     - as an amount applied to an annuity option, and

     - as an amount paid as a single sum in lieu of an annuity.

The Market Value Adjustment we apply may increase or decrease the fixed account value that is withdrawn or transferred. We determine whether the fixed account value is increased or decreased by performing a comparison of two guaranteed interest rates.

The first rate we compare is the guaranteed interest rate for the fixed account value that is withdrawn or transferred from the existing guarantee period. The second rate we compare is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period. After comparing these two rates, we determine whether the fixed account value is increased or decreased as follows:

     - If the first rate exceeds the second rate by more than 1/2% (1/4% for contracts issued in the state of Florida), the Market Value Adjustment produces an increase in the fixed account value withdrawn or transferred.

     - If the first rate does not exceed the second rate by at least 1/2% (1/4% for contracts issued in the state of Florida), the Market Value Adjustment produces a decrease in the fixed account value withdrawn or transferred.

We will determine the Market Value Adjustment by multiplying the fixed account value that is withdrawn or transferred from the existing guarantee period (before deduction of any applicable surrender charge) by the following factor:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

where,

     - I is the guaranteed interest rate we credit to the fixed account value that is withdrawn or transferred from the existing guarantee period.

     - J is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years).

     - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

You will find sample Market Value Adjustment calculations in Appendix A.

We do not apply a Market Value Adjustment to withdrawals and transfers of fixed account value under four exceptions. We describe these exceptions below.

(1) We will not apply a Market Value Adjustment to fixed account value that we pay out as a death benefit pursuant to a contract.

(2) We will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from the one-year guarantee period.

(3) We will not apply a Market Value Adjustment to fixed account value that we pay out during a 30 day period that:

     - begins 15 days before the end date of the guarantee period in which the fixed account value was being held,

     and that:

     - ends 15 days after the end date of the guarantee period in which the fixed account value was being held.

(4) We will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from a guarantee period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal Fortis Benefits program for the withdrawal or transfer of fixed account value.

We may impose conditions and limitations on any formal Fortis Benefits program for the withdrawal or transfer of fixed account value. Ask your Fortis Benefits representative about the availability of such a program in your state. In addition, if such a program is available in your state, your Fortis Benefits representative can inform you about the conditions and limitations that may apply to that program.

INVESTMENTS BY FORTIS BENEFITS

Fortis Benefits' legal obligations with respect to the fixed account are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the fixed account are the property of Fortis Benefits, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account and in the fixed account. Neither our general account nor the fixed account is subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account, and amounts in the fixed account, in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

     - federal, state and municipal obligations,

     - preferred and common stocks,

     - corporate bonds,

     - real estate mortgages,

     - real estate, and

     - certain other investments.

See "Fortis Benefits' Financial Statements" for information on our investments. Investment management for amounts in our general account and in the fixed account is provided to us by Fortis Advisors, Inc.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the fixed account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guaranteed Interest
Rates/Guarantee Periods".

Generally, we expect to invest amounts allocated to the fixed account in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the guarantee periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are:
    Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the fixed account according to any particular strategy, See "Regulation and Reserves".

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract or any purchase payment for any reason. If we accept your issuing instructions in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the issuing instructions or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the fixed account, generally begins as of the contract issue date.

We will accept additional purchase payments at any time after the contract issue date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and accounts to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment under a contract must be at least $50. The total of all purchase payments for all Fortis Benefits annuities having the same owner or Annuitant, may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

If the contract value is less than $1,000, we may cancel the contract on any Valuation Date. We will notify you of our intention to cancel the contract at least 90 days in advance of the cancellation date. If we do cancel your contract, we consider such cancellation a full surrender of the contract.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any fixed account value in all the guarantee periods.

The contract does not guarantee a minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

Determination of Variable Account Value. A contract's Variable Account value is based on the number of Accumulation Units and on Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to:

     - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

     - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

     - Accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If a subaccount's net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

Determination of Fixed Account Value. A contract's fixed account value is guaranteed by Fortis Benefits. Therefore, we bear the investment risk with respect to amounts allocated to the fixed account, except to the extent that (1) we may vary the guaranteed interest rate for future guarantee periods (subject to the 3% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you.

The contract's fixed account value on any Valuation Date is the sum of its fixed account values in each guarantee period on that date. The fixed account value in a guarantee period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

     - The amount of purchase payments or transferred amounts allocated to the guarantee period; less

     - The amount of any transfers or surrenders out of the guarantee period.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

     - available subaccounts of the Variable Account, or

     - to the guarantee periods in the fixed account, or

     - to a combination of the two previous options.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to Fortis Benefits' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another available subaccount, or

     - from one available subaccount to the fixed account, or

     - from one guarantee period to another guarantee period, or

     - from one guarantee period to an available subaccount

You must request transfers by (1) a written request to Fortis Benefits' home office, or by (2) a telephone transfer as described below. Currently, we do not charge for any transfer. However, transfers from a guarantee period, other than the one-year guarantee period, that are (1) more than 15 days before or 15 days after the expiration of the existing guarantee period, or are (2) not a part of a formal Fortis Benefits program for the transfer of fixed account value may be subject to a Market Value Adjustment. See "Market Value Adjustment".

The minimum transfer from a subaccount or guarantee period is the lesser of:

     - $1,000, or

     - all of the contract value in the subaccount or guarantee period.

However, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. We reserve the right to restrict the frequency of transfers or to otherwise condition, terminate, or impose charges (not to exceed $25 per transfer) upon transfers. Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Variable Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

     - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

     - any applicable surrender charge, and

     - after we have applied any Market Value Adjustment.

See "Surrender Charge" and "Market Value Adjustment".

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment".

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.

Partial Surrenders. At any time during the life of the Annuitant and prior to the annuity commencement date, you may surrender a portion of the fixed account and/or the Variable Account. You must request partial surrender by a written request sent to Fortis Benefits' home office. We will not accept a partial surrender request from you unless the net proceeds payable to you, as a result of the request, are at least $1,000. We will surrender the entire cash surrender value under the contract if the total contract value in both the Variable Account and fixed account would be less than $1,000 after the partial surrender.

You should specify the subaccounts of the Variable Account or guarantee periods of the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and from the guarantee periods of the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Variable Account and/or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. In addition, if the surrender is from a guarantee period other than the one-year guarantee period, we will reduce the amount payable to you by any negative Market Value Adjustment, or we will increase the amount payable to you by any positive Market Value Adjustment unless the surrender is (1) within 15 days before or 15 days after the expiration of a guarantee period, or (2) is a part of a formal Fortis Benefits program for the transfer or withdrawal of fixed account value. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment".

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters". Also, under tax deferred annuity contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF CONTRACT OWNER (OR ANNUITANT)

If the owner dies prior to the annuity commencement date, we will pay a death benefit to the beneficiary. If the contract owner is a non-natural person, we will pay a death benefit upon the death of the Annuitant prior to the annuity commencement date. In such case, if more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named.

The term "decedent" in the death benefit description below refers to the death of the contract owner unless the contract owner is a non-natural person, in which case it refers to the death of the Annuitant. Also, the death benefit description refers to the age of the contract owner. If the contract owner is a non-natural person, the relevant age will instead be that of the Annuitant.

Additionally, the death benefit description makes reference to "Pro Rata Adjustments." A pro rata adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the contract value. Pro rata adjustments are made for amounts withdrawn for partial surrenders and any associated surrender charge (which shall be deemed to be an amount withdrawn), but not for any contract fee-related surrenders.

The death benefit will equal the greatest of (1), (2), or (3):

(1) The contract value as of the date used for valuing the death benefit.

(2) The highest Anniversary Value of each of the contract's anniversaries prior to the earlier of: (1) the decedent's death, or (2) the owner's attainment of age 75.

     An Anniversary Value is equal to:

     (a) the contract value on the anniversary, plus

     (b) any purchase payments made since the anniversary, reduced by

     (c) pro rata adjustments for any withdrawals made since the anniversary.

(3) If the decedent dies prior to the date the owner reaches age 75, the amount of the death benefit is the lesser of (a) and (b), as follows:

     (a) the sum of:

       (i) the accumulation (without interest) of purchase payments, reduced by pro rata adjustments for any withdrawals; plus

       (ii) an amount equal to interest on such net accumulation value, as it is adjusted for each applicable purchase payment and pro rata adjustment, at an effective annual rate of 5.0%;

     or

     (b) 200% of (a)(i).

    The resulting amount (the lesser of (a) and (b)) will be referred to as the "Roll-Up Amount."

    If the decedent dies on or after the date the owner reaches age 75, the amount of the death benefit is equal to:

     (a) the "Roll-Up Amount" as of the date the owner reached age 75; plus

     (b) the accumulation (without interest) of purchase payments made on or after the date the owner reached age 75; reduced by

     (c) pro rata adjustments for any withdrawals made on or after the date the owner reached age 75.

We describe the pro rata adjustments referred to above more fully in Appendix D at the end of this prospectus.

See also Appendix A for sample death benefit calculations.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The beneficiary may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the beneficiary selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts." It is imperative that written notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract to the beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant or other payee designated by the owner receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract issue date. You should consult your sales representative in this regard.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters". You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request in order to advance or defer the annuity commencement date. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period which contains the annuity commencement date is less than $1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Variable Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50 ($20 in Texas).

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the Annuity Period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

     - if the return is higher than 3% annually, the Annuity Unit value will increase, and the second payment will be higher than the first; and

     - if the return is lower than 3% annually, the Annuity Unit value will decrease, and the second payment will be lower than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures for and conditions on these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers". We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

Option A, Life Annuity. We do not make payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option, if the annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 10 Years to 20 Years. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract, or

     - when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

Mortality and Expense Risk Charge. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Variable Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, we bear a mortality risk in that we guarantee to pay a death benefit upon the death of an Annuitant or owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

Administrative Expense Charge. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes.

We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The annual administrative charge and charges against the Variable Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

     - Any earnings that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have previously surrendered the purchase payments).

Earnings are deemed to be withdrawn first. After all earnings have been withdrawn, all purchase payments not subject to a surrender charge are deemed to be withdrawn. After all purchase payments not subject to a surrender charge have been withdrawn, all purchase payments subject to a surrender charge are deemed to be withdrawn.

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1991. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

Amount of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under "Free Surrenders" (that is, if the amount being withdrawn includes purchase payments made less than seven years prior to the surrender date). The surrender charges are:

     NUMBER OF YEARS         SURRENDER CHARGE
      SINCE PURCHASE        AS A PERCENTAGE OF
   PAYMENT WAS APPLIED       PURCHASE PAYMENT
   -------------------      ------------------
       Less than 2                  7%
At least 2 but less than 4          6%
At least 4 but less than 5          5%
At least 5 but less than 6          3%
At least 6 but less than 7          1%
        7 or more                   0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. These assets will include any profit that we derive from the mortality and expense risk charge.

Nursing Care/Hospitalization Waiver of Surrender Charges. We do not deduct surrender charges for a total or partial withdrawal:

     - after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made, or

     - within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days.

Confinement must begin after the effective date of this provision.

Covered persons are the contract owner or owners and the spouse of any contract owner if the spouse is the Annuitant. We will not waive surrender charges when a confinement is due to (1) substance abuse, or (2) mental or personality disorders without a demonstrable organic disease. We consider a degenerative brain disease such as Alzheimer's Disease an organic disease.

We provide this nursing care/hospitalization waiver of surrender charges by means of a rider to the contract. This rider has not been approved in all states. When you apply for a contract, you should check with your Fortis Benefits representative to determine if this rider is available in your state.

DISABILITY WAIVER OF SURRENDER CHARGES

We will waive surrender charges on total or partial surrenders under the following circumstances:

(1) if you become totally disabled after the contract is issued, or

(2) if the owner is a non-natural person, and the Annuitant becomes totally disabled after the contract is issued.

However, waivers of surrender charges are subject to the following conditions:

(1) We will only waive surrender charges on total or partial surrenders of purchase payments that were made prior to the owner's or the Annuitant's total disability, and

(2) the owner's or the Annuitant's total disability must have begun before the owner or the Annuitant has reached age 64, and

(3) the owner's or the Annuitant's total disability must have been continuous for a period of twelve months or more.

This benefit terminates on the 65th birthday of the owner, or the 65th birthday of the Annuitant if the owner is a non-natural person.

"Total Disability" means:

     - the inability to engage in an occupation for compensation or profit.

"Occupation" has one of two definitions. The applicable definition depends on the length of the disability. "Occupation" is defined as:

(1) the inability to perform the substantial and material duties of the owner's or the Annuitant's regular occupation during the first twelve months of disability, and

(2) any job suited to the owner's or the Annuitant's education, training, or experience after the first twelve months of disability.

We provide this "Disability Waiver of Surrender Charges" by attaching a rider to the contract. This rider has not been approved in all states. You should check with your sales representative to determine if this rider is available in your state.

MISCELLANEOUS

The Variable Account invests in shares of the portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by:

(A) Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if at the contract issue date they are:

     (1) officers and directors;

     (2) employees; or

     (3) spouses of any such persons or any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons;

(B) Series Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons); and

(C) representatives or employees (or their spouses) of Fortis Investors (including agencies) or of other broker-dealers having a sales agreement with Fortis Investors (or such persons' children, grandchildren, parents, or grandparents, or spouses of any such persons).

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement, and revised contract pages. Only an officer of Fortis Benefits can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of Fortis Benefits.

The contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENT

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We credit or charge the amount of any adjustment with interest at the rate of 3% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters".

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to Fortis Benefits. Certain retirement programs may require spousal consent to name or change a beneficiary. Applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payments we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

Upon the death of an owner, or Annuitant, if the owner is a non-natural person, prior to the annuity commencement date, the beneficiary will be deemed as follows:

     - If there is any surviving owner, the surviving owner will be the beneficiary (this overrides any other beneficiary designation).

     - If there is no surviving owner, the beneficiary will be the beneficiary designated by the owner.

     - If there is no surviving owner and no surviving beneficiary who has been designated by the owner, then the estate of the last surviving owner will be the beneficiary.

REPORTS

We will mail to the owner (or to the person receiving payments during the Annuity Period), at the last known address of record, any report and communication required by any applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the portfolios, but not necessarily of the Variable Account or Fortis Benefits.

RIGHTS RESERVED BY FORTIS BENEFITS

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

     - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine, or remove subaccounts in the Variable Account.

     - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio or the shares of another investment company or any other investment permitted by law.

     - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - To change the time or time of day at which a Valuation Date is deemed to have ended.

     - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding contract the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of Fortis Benefits, and (1) are registered representatives of Fortis Investors, or (2) are registered representatives of other broker-dealer firms or (3) are representatives of other firms that are exempt from broker dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers, and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.

Fortis Benefits paid a total of $30,705,769, $32,874,801 and $48,774,402 to
Fortis Investors for annuity contract distribution services during 1997, 1998 and 1999, respectively, $5,091,431 in 1997, $5,389,151 in 1998 and $7,643,966 in
1999 was not reallowed to other broker-dealers or exempt firms. In the distribution agreement, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.

Fortis Benefits or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and (6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. Fortis Benefits or Fortis Investors may pay travel expenses that arise from these trips.

See Notes to Fortis Benefits' Financial Statements as to amounts it has paid to Fortis, Inc. for various services.

Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Fortis Investors is under common control with Fortis Benefits. Fortis Investors' principal business address is the same as that of our home office. Fortis Investors is not obligated to sell any specific amount of interests under the contracts. $110,000,000 of interests in the fixed account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under

Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account, or (2) interest credited to the fixed account. Owners who are not natural persons ARE taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of an Annuitant's or other payee's "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:

     - made on or after you or another payee reach age 59 1/2, or is

     - made to a beneficiary on or after your death, or is

     - made upon your disability or that of another payee, or is

     - part of a series of substantially equal annuity payments for your life or life expectancy, or is

     - part of a series of substantially equal annuity payments for the life or life expectancy of you AND your beneficiary.

Premature distributions may result, for example, from:

     - an early annuity commencement date

     - an early surrender or partial surrender of a contract

     - an assignment of a contract

     - the early death of an Annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

       - within five years after your death, or

       - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(A) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing, or annuity plans;

     - Individual retirement annuities ("IRAs") under Section 408(b);

     - Simplified employee pension plans ("SEPs") under Section 408(k);

     - SIMPLE IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans.

The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans".

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for investments underlying Non-Qualified Contracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403 PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FORTIS BENEFITS

GENERAL

We offer and sell insurance products, including fixed and variable life insurance policies, fixed and variable annuity contracts, and group life, accident and health insurance policies. We market our products to small businesses and individuals through a national network of independent agents, brokers, and financial institutions.

OWNERSHIP OF SECURITIES

All of Fortis Benefits' outstanding shares are owned by Interfinancial, Inc., which is itself wholly owned by Fortis, Inc., both having an address of One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with N.V. AMEV., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/ VSB 1990 N.V. is 50% owned by Fortis
(NL)N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of Fortis Benefits. This summary has been derived in part from the financial statements of Fortis Benefits included elsewhere in this prospectus. You should read the following along with these financial statements.

                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                    (IN THOUSANDS)                           1999          1998          1997          1996          1995
                    --------------                           ----          ----          ----          ----          ----
INCOME STATEMENT DATA
  Premiums and policy charges.........................    $1,403,291    $1,299,770    $1,238,006    $1,295,878    $1,232,329
  Net investment income...............................       238,698       234,043       228,724       206,023       203,537
  Net realized gains (losses) on investment...........        25,962        52,404        41,101        25,731        55,080
  Other income........................................        53,848        44,671        36,458        31,725        33,085
                                                          ----------    ----------    ----------    ----------    ----------
  TOTAL REVENUES......................................    $1,721,799    $1,630,888    $1,544,289    $1,559,357    $1,524,031
                                                          ==========    ==========    ==========    ==========    ==========
  Total benefits and expenses.........................    $1,598,266    $1,538,604    $1,442,059    $1,470,066    $1,442,270
  Federal Income taxes................................        40,327        30,402        35,120        31,099        27,891
  Net income..........................................        83,206        61,882        67,110        58,192        53,870
BALANCE SHEET DATA
  Total assets........................................    $9,610,139    $7,578,055    $6,819,484    $5,951,876    $5,143,012
  Total liabilities...................................     8,760,587     6,692,587     5,939,378     5,171,203     4,431,914
  Total shareholder's equity..........................       849,552       885,468       880,106       780,673       711,098

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF
OPERATIONS

1999 COMPARED TO 1998

REVENUES

The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. In the fourth quarter of 1999, the Company assumed a block of business from an affiliated Company, United Family Life Insurance Company. This assumed business is primarily pre-need life insurance designed to pre-fund funeral expenses and is sold as individual and group life and annuity products. Pre-need business represents $36 million in gross premium in 1999. Group disability and dental, group medical, group life, annuity and individual life and pre-need represented 39%,32%, 18%, 8% and 3%, respectively of premium in 1999 and 38%, 36%, 19%, 7% and 0% respectively in 1998. The Company had less capital gains from fixed income investments in 1999 as compared to 1998. During 1999, the Company decreased its common stock holdings as a result of investment portfolio realignment which resulted in equity gains.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1999 and 1998 resulted in recognition of realized gains and losses upon sales of securities.

BENEFITS

The total year-to-date policyholder benefit to premium ratio decreased to 80% in 1999 from 83% in 1998. The group disability and dental, group medical, group life, annuity and individual life, and pre-need benefit to premium ratios for the year ended December 31, were 83%, 80%, 70%, 94%, and 87% respectively in 1999 and 83%, 85%, 73%, 108% and 0% respectively in 1998. The group medical business experienced a lower premium to benefit ratio due to rate increases and better management of claims. Group life had improved mortality in 1999. The annuity and individual life business also experienced strong market performance, in addition to lower interest crediting on the Company's interest sensitive and investment products.

EXPENSES

Commission rates have decreased from the levels in 1998. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.

The Company's general and administrative expense to premium ratio decreased slightly to 22% in 1999 down from 23% in 1998. A principal reason for this expense reduction is the combining of three group medical cost centers into one. The Company continued to monitor expenses, striving to improve the expense to premium ratio, while maintaining quality and timely services to policyholders.

1998 COMPARED TO 1997

REVENUES

The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. 1998 total group disability and dental, group medical, group life, and annuity and individual life premiums represented 38%, 36%, 19% and 7% respectively of total premium in 1998 and 34%, 38%, 21% and 7% respectively in 1997. Strong group sales over the last three quarters of 1997 and throughout 1998, in both the long term disability and dental products is the primary reason for the increase in group disability and dental premium. Additionally, short term disability products had a larger than usual upswing in sales during the second and third quarters of 1998. The decrease in group medical premium is the result of a decision in 1996 to discontinue new sales of certain medical products coupled with higher than normal lapses of current medical business.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1998 and 1997 resulted in recognition of realized gains and losses.

BENEFITS

The total year-to-date policyholder benefit to premium ratio remained relatively flat increasing to 83% in 1998 from 82% in 1997. The group disability and dental, group medical, group life, and annuity and individual life benefit to premium ratios for the year ended December 31, were 83%, 85%, 73% and 108% respectively in 1998 and 82%, 77%, 76% and 124% respectively in 1997. The group medical business experienced a higher benefit to premium ratio due to higher incurred benefits than anticipated. Group life experienced favorable year-to-date experience in 1998 compared to 1997. The annuity and individual life business also experienced lower mortality experience in 1998 compared to 1997, in addition to higher interest crediting on the Company's steadily increasing policy base of interest sensitive and investment products.

EXPENSES

The Company's general and administrative expense to premium ratio has increased slightly to 23% in 1998, up from 22% in 1997. Commission rates remained level from 1997 to 1998.

MARKET RISK AND RISK MANAGEMENT

Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.

Interest rate risk is monitored and controlled through asset/ liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities. The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year-end levels.

Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contractowners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractowners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.

LIQUIDITY AND CAPITAL RESOURCES

The market value of cash, short-term investments and publicly traded bonds and stocks is at least equal to all policyholder reserves and liabilities. The Company's portfolio is readily marketable and convertible to cash to a degree sufficient to provide for short-term needs. The Company consistently monitors its liability durations and invests assets accordingly. The Company has no material commitments or off-balance sheet financing arrangements, which would reduce sources of funds in the upcoming year.

The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculations using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios, which would require regulatory attention.

The Company's fixed maturity investments consisted of 98% investment grade bonds as of December 31, 1999 and the Company does not expect this percentage to change significantly in the future.

YEAR 2000

Introduction. The Company relies heavily on information technology (IT) systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The company also relies on the non-IT systems including the embedded technology and facility related systems. In addition, the Company has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.

State of Readiness. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team (Team). The Company is part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and executed a comprehensive plan
(Plan) designed to make the Company's IT systems Year 2000 ready. The Plan covered four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. Programming, testing and certification of all systems and applications were completed in December, 1999; therefore, the Company has completed its Plan. The Company also inventoried its various facility locations and the systems that related thereto, including embedded technologies. These areas were also part of the Plan and were completed.

The Company identified third parties with which they have a material relationship in both sending and receiving information from those entities, with respect to current Year 2000 readiness. This action has also been completed as part of the Plan.

Costs. The cost of the Company's portion of the Year 2000 project is estimated at $26.9 million (pre-tax) and is being funded through operating cash flows. Total Year 2000 project costs are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. For the year ended December 31, 1999, approximately $11.4 million (pre-tax) was expensed by the Company.

Risks. The Company limited the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationship (both I/T and non-I/T) and by developing contingency/recovery plans. Those contingency plans identified the mission critical systems and relationships and put action plans in place to address a Year 2000 issue. To date, none of the contingency plans have been implemented. In addition, no significant Year 2000 issue has arisen which has had a material adverse effect on the Company's results of operations, liquidity or financial condition

Contingency Plans. Consistent with prudent due diligence efforts, the Company defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there have been or in the future, be, an unexpected system failure. The Company developed plans that are designed to reduce the negative impact on the Company, and provide methods of returning to normal operations, if failure occurs.

VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of the portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

       - mortality assumptions,

       - the assumed interest rate used in determining the number of Annuity Units under the contract, and

       - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy holders holding voting interests in that portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of owners in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

     - the election of the Board of Directors of the portfolios,

     - ratification of the selection of a portfolio's independent auditors,

     - the approval of the investment managers of a portfolio,

     - changes in fundamental investment policies of a portfolio, and

     - all other matters that are put to a vote of portfolio shareholders

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

OTHER INFORMATION

We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments, and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL
INFORMATION

Fortis Benefits and the Variable Account.......
Calculation of Annuity Payments................
Postponement of Payments.......................
Services.......................................
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Other Information..............................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FORTIS BENEFITS FINANCIAL STATEMENTS

The financial statements of Fortis Benefits that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends or surplus.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999 and 1998, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

February 17, 2000
Minneapolis, Minnesota

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     1999--$2,802,697; 1998--$2,315,904)....................    $2,706,372    $2,402,343
  Equity securities, at fair value (cost 1999--$81,554;
     1998--$141,947)........................................        85,021       157,851
  Mortgage loans on real estate, less allowance for possible
     losses (1999 and 1998--$11,085)........................       754,514       610,131
  Policy loans..............................................        83,439        74,950
  Short-term investments....................................       115,527        31,868
  Real estate and other investments.........................        47,502        36,156
                                                                ----------    ----------
                                                                 3,792,375     3,313,299
Cash and cash equivalents...................................        18,670           668
Receivables:
  Uncollected premiums......................................        62,938        61,883
  Reinsurance recoverable on unpaid and paid losses.........        23,471        14,853
  Other.....................................................        19,406        17,641
                                                                ----------    ----------
                                                                   105,815        94,377
Accrued investment income...................................        55,464        42,831
Deferred policy acquisition costs...........................       430,192       331,938
Property and equipment at cost, less accumulated
  depreciation..............................................        25,118        30,712
Deferred federal income taxes...............................        52,467        17,904
Other assets................................................         1,582         3,923
Due from affiliates.........................................         8,304            --
Assets held in separate accounts............................     5,120,152     3,742,403
                                                                ----------    ----------
Total assets................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,106,269    $  450,776
     Interest sensitive and investment products.............     1,147,657     1,238,125
     Accident and health....................................       940,865       861,334
                                                                ----------    ----------
                                                                 3,194,791     2,550,235
  Unearned revenues.........................................        28,673        13,393
  Other policy claims and benefits payable..................       265,486       255,350
  Policyholder dividends payable............................         7,939         8,189
                                                                ----------    ----------
                                                                 3,496,889     2,827,167
  Accrued expenses..........................................        59,409        57,860
  Current income taxes payable..............................         1,838         4,168
  Other liabilities.........................................       120,110        86,226
  Due to affiliates.........................................            --         9,479
  Liabilities related to separate accounts..................     5,082,341     3,707,687
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,760,587     6,692,587
Commitments and contingencies
Shareholder's equity:
  Common Stock, $5 par value:
     Authorized, issued and outstanding shares--1,000,000...         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       427,811       344,605
  Accumulated other comprehensive (loss) income.............       (51,259)       67,863
                                                                ----------    ----------
Total shareholder's equity..................................       849,552       885,468
                                                                ----------    ----------
Total policy reserves, liabilities and shareholder's
  equity....................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

                            See accompanying notes.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   1999          1998          1997
                                                                ----------    ----------    ----------
REVENUES
Insurance operations:
  Traditional life insurance premiums.......................    $  301,377    $  260,567    $  269,540
  Interest sensitive and investment product policy
     charges................................................        99,047        85,551        77,429
  Accident and health insurance premiums....................     1,002,867       953,652       891,037
                                                                ----------    ----------    ----------
                                                                 1,403,291     1,299,770     1,238,006
Net investment income.......................................       238,698       234,043       228,724
Net realized gains on investments...........................        25,962        52,404        41,101
Other income................................................        53,848        44,671        36,458
                                                                ----------    ----------    ----------
Total revenues..............................................     1,721,799     1,630,888     1,544,289
BENEFITS AND EXPENSES
Benefits to policyholders:
  Traditional life insurance................................       218,993       189,337       204,497
  Interest sensitive investment products....................        93,668        96,178       103,077
  Accident and health claims................................       812,149       798,036       707,113
                                                                ----------    ----------    ----------
                                                                 1,124,810     1,083,551     1,014,687
Policyholder dividends......................................         3,114         3,486         2,935
Amortization of deferred policy acquisition costs...........        43,078        33,365        43,931
Insurance commissions.......................................       124,601       118,710       107,378
General and administrative expenses.........................       302,663       299,492       273,128
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,598,266     1,538,604     1,442,059
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       123,533        92,284       102,230
Federal income taxes........................................        40,327        30,402        35,120
                                                                ----------    ----------    ----------
Net income..................................................    $   83,206    $   61,882    $   67,110
                                                                ==========    ==========    ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                                          ACCUMULATED
                                                                 ADDITIONAL                  OTHER
                                                        COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                              TOTAL     STOCK     CAPITAL     EARNINGS   (LOSS) INCOME
                                            ---------   ------   ----------   --------   -------------
Balance, January 1, 1997..................  $ 780,673   $5,000    $468,000    $265,613     $  42,060
  Comprehensive income:
     Net income...........................     67,110      --           --      67,110            --
     Change in unrealized gains (losses)
       on investments, net................     32,323      --           --          --        32,323
                                            ---------
  Total Comprehensive income..............     99,433
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1997................    880,106   5,000      468,000     332,723        74,383
  Comprehensive income:
     Net income...........................     61,882      --           --      61,882            --
     Change in unrealized gains (losses)
       on investments, net................     (6,520)     --           --          --        (6,520)
                                            ---------
  Total Comprehensive income..............     55,362
  Dividend................................    (50,000)     --           --     (50,000)           --
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1998................    885,468   5,000      468,000     344,605        67,863
  Comprehensive income:
     Net income...........................     83,206      --           --      83,206            --
     Change in unrealized gains (losses)
       on investments, net................   (119,122)     --           --          --      (119,122)
                                            ---------
  Total Comprehensive income..............    (35,916)
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1999................  $ 849,552   $5,000    $468,000    $427,811     $ (51,259)
                                            =========   ======    ========    ========     =========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                1999           1998           1997
                                                             -----------    -----------    -----------
OPERATING ACTIVITIES
Net income...............................................    $    83,206    $    61,882    $    67,110
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................         97,931        106,135         (2,496)
     Increase (decrease) in other policy claims and
       benefits and policyholder dividends payable.......          5,012         (2,514)        68,070
     Provision for deferred federal income taxes.........         29,454            417         (6,449)
     Decrease in income taxes payable....................         (2,330)        (6,381)        (6,875)
     Amortization of deferred policy acquisition costs...         43,078         33,365         43,931
     Policy acquisition costs deferred...................        (96,308)       (73,147)       (69,694)
     Provision for mortgage loan losses..................             --             --          1,388
     Provision for depreciation..........................         12,807         12,409         14,351
     Write-off of investment.............................             --             --          3,000
     Amortization of investment (discounts) premiums,
       net...............................................          1,930         (3,200)          (466)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses and other
       liabilities.......................................         27,227         (4,455)        (2,720)
     Net realized gains on sold investments..............        (25,962)       (52,404)       (41,101)
     Other...............................................             --            169        (12,496)
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        176,045         72,276         55,553
INVESTING ACTIVITIES
Purchases of fixed maturity investments..................     (1,654,104)    (2,380,511)    (3,611,770)
Sales and repayments of fixed maturity investments.......      1,675,488      2,428,207      3,378,898
(Increase) decrease in short-term investments............        (83,659)        38,669        112,280
Purchases of other investments...........................       (305,889)      (408,998)      (209,771)
Sales of other investments...............................        353,267        352,873        205,084
Purchases of property and equipment......................         (7,213)          (356)        (4,242)
Cash received pursuant to reinsurance assumption
  agreement..............................................          3,374             --             --
Other....................................................             --             --           (617)
                                                             -----------    -----------    -----------
Net cash (used in) provided by investing activities......        (18,736)        29,884       (130,138)
FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received................................        237,375        215,693        200,760
  Surrenders and death benefits..........................       (416,537)      (326,457)      (190,361)
  Interest credited to policyholders.....................         39,855         49,371         53,613
Dividend.................................................             --        (50,000)            --
                                                             -----------    -----------    -----------
Net cash (used in) provided by financing activities......       (139,307)      (111,393)        64,012
Increase (decrease) in cash and cash equivalents.........         18,002         (9,233)       (10,573)
Cash and cash equivalents at beginning of year...........            668          9,901         20,474
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    18,670    $       668    $     9,901
                                                             ===========    ===========    ===========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assets and liabilities transferred in reinsurance transactions (Note 8):

Non-Cash Assets Received:
  Fixed maturities..........................................    $ 517,091
  Other Investments.........................................      121,696
  Other Assets..............................................       12,763
  Deferred Acquisition Costs................................       35,882
                                                                ---------
Total value of assets received..............................    $ 687,432
                                                                =========
Non-Cash Liabilities Assumed:
  Future policy benefit reserves............................    $(685,932)
  Claim reserves............................................       (4,874)
                                                                ---------
Total Liabilities Assumed...................................    $(690,806)
                                                                =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS
Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.

Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 8 "Reinsurance" for more information on this reinsurance transaction.)

BASIS OF STATEMENT PRESENTATION
During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Effective January 1, 1999, the Company adopted SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 requires the estimation and recording of certain insurance-related assessments. Because the Company previously recorded insurance-related assessments on this basis, the adoption of SOP 97-3 had no impact on the results of operations or financial position.

In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FAS 133", which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows accounting principles generally accepted in the United States which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are set forth below:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES
Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 3.5% to 12% in 1999, and 2.5% to 8.75% in 1998 and 1997.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years' are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE
Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS
The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $12,807,000, $12,409,000 and $14,351,000 for the year ended December 31, 1999,
1998 and 1997, respectively.

INCOME TAXES
Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS
Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS
There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
RECLASSIFICATIONS
Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

2.   INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS         GROSS
                                                 AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                    COST          GAIN          LOSS         VALUE
                                                 ----------    ----------    ----------    ----------
DECEMBER 31, 1999
Fixed maturities:
  Governments................................    $  309,402     $     46      $  8,934     $  300,514
  Public utilities...........................       237,579          341        10,375        227,545
  Industrial and miscellaneous...............     2,208,281        7,020        81,412      2,133,889
  Other......................................        47,435          184         3,195         44,424
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,802,697        7,591       103,916      2,706,372
Equity securities............................        81,554        5,825         2,358         85,021
                                                 ----------     --------      --------     ----------
Total........................................    $2,884,251     $ 13,416      $106,274     $2,791,393
                                                 ==========     ========      ========     ==========
DECEMBER 31, 1998
Fixed maturities:
  Governments................................    $  321,047     $  5,994      $    436     $  326,605
  Public utilities...........................       190,792        7,769         1,704        196,857
  Industrial and miscellaneous...............     1,723,183       79,137         6,451      1,795,869
  Other......................................        80,882        2,181            51         83,012
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,315,904       95,081         8,642      2,402,343
Equity securities............................       141,947       18,238         2,334        157,851
                                                 ----------     --------      --------     ----------
Total........................................    $2,457,851     $113,319      $ 10,976     $2,560,194
                                                 ==========     ========      ========     ==========

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1999, by contractual maturity, are shown below (in thousands).

                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  62,675     $   62,547
Due after one year through five years.......................      681,595        671,472
Due after five years through ten years......................      912,713        881,953
Due after ten years.........................................    1,145,714      1,090,400
                                                                ----------    ----------
Total.......................................................    $2,802,697    $2,706,372
                                                                ==========    ==========

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
MORTGAGE LOANS
The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 38% and 36% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1999 and 1998, respectively. Loan commitments outstanding totaled $12,350,000 at December 31, 1999.

INVESTMENTS ON DEPOSIT
The Company had fixed maturities carried at $17,061,000 and $19,978,000 at December 31, 1999 and 1998, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE
In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

NET UNREALIZED GAINS (LOSSES)
The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                                TAX
                                                               BEFORE-TAX    (EXPENSE)    NET-OF-TAX
                                                                 AMOUNT       BENEFIT       AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 1999
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(168,542)    $ 58,990     $(109,552)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (23,864)       8,352       (15,512)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  32,614     $(11,562)    $  21,052
  Decrease in amortization of deferred policy acquisition
     costs.................................................          414         (145)          269
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (42,832)      14,991       (27,841)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========
DECEMBER 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,826     $(33,796)    $  60,030
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,096)         771        (1,325)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (40,587)      14,205       (26,382)
                                                               ---------     --------     ---------
Other comprehensive income.................................    $  51,143     $(18,820)    $  32,323
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                  1999        1998        1997
                                                                --------    --------    --------
NET INVESTMENT INCOME
Fixed maturities............................................    $167,027    $160,163    $160,444
Equity securities...........................................       7,320       8,656       9,306
Mortgage loans on real estate...............................      57,684      57,031      54,662
Policy loans................................................       5,272       4,653       4,144
Short-term investments......................................         844       1,701       2,851
Real estate and other investments...........................       6,375       8,194       4,635
                                                                --------    --------    --------
                                                                 244,522     240,398     236,042
Expenses....................................................      (5,824)     (6,355)     (7,318)
                                                                --------    --------    --------
                                                                $238,698    $234,043    $228,724
                                                                ========    ========    ========
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................    $ (9,750)   $ 34,320    $ 13,827
Equity securities...........................................      33,613       8,512      26,760
Mortgage loans on real estate...............................          --        (198)        301
Short-term investments......................................          --           5          --
Real estate and other investments...........................       2,099       9,765         213
                                                                --------    --------    --------
                                                                $ 25,962    $ 52,404    $ 41,101
                                                                ========    ========    ========

Proceeds from sales of investments in fixed maturities were $1,627,450,000, $2,460,316,000 and $3,360,682,000 in 1999, 1998 and 1997, respectively. Gross gains of $11,996,000, $44,360,000 and $30,860,000 and gross losses of
$21,746,000, $10,040,000 and $17,033,000 were realized on the sales in 1999,
1998 and 1997, respectively.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

3.   DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                  INTEREST
                                                TRADITIONAL     SENSITIVE AND
                                                AND PRE-NEED     INVESTMENT      ACCIDENT AND
                                                    LIFE          PRODUCTS          HEALTH       TOTAL
                                                ------------    -------------    ------------   --------
Balance, January 1, 1998....................      $22,169         $264,383         $ 5,190      $291,742
  Acquisition costs deferred................           --           69,921           3,226        73,147
  Acquisition costs amortized...............       (7,609)         (20,256)         (5,500)      (33,365)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --              414              --           414
                                                  -------         --------         -------      --------
Balance, December 31, 1998..................       14,560          314,462           2,916       331,938
  Acquisition costs deferred................       33,783           81,016          17,391       132,190
  Acquisition costs amortized...............       (2,438)         (38,831)         (1,809)      (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --            9,142              --         9,142
                                                  -------         --------         -------      --------
Balance, December 31, 1999..................      $45,905         $365,789         $18,498      $430,192
                                                  =======         ========         =======      ========

Included in total policy acquisition costs deferred in 1999 is $35,882,000 of present value of future profits (PVP) and $1,416,000 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 8 "Reinsurance" for more information on this reinsurance transaction.

During 1999, 1998 and 1997, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $(224,000), $3,357,000 and $732,000, respectively.

4.   PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      26,383      24,319
Furniture and equipment.....................................      76,604      87,714
                                                                --------    --------
                                                                 104,887     113,933
Less accumulated depreciation...............................     (79,769)    (83,221)
                                                                --------    --------
Net property and equipment..................................    $ 25,118    $ 30,712
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

5.   ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                       YEAR ENDED DECEMBER 31
                                                                ------------------------------------
                                                                   1999          1998         1997
                                                                ----------    ----------    --------
Balance as of January 1, net of reinsurance recoverables....    $1,061,883    $  988,036    $947,711
Add: Incurred losses related to:
  Current year..............................................       824,949       826,009     773,316
  Prior years...............................................       (12,800)      (27,973)    (59,634)
                                                                ----------    ----------    --------
Total incurred losses.......................................       812,149       798,036     713,682
Deduct: Paid losses related to:
  Current year..............................................       468,404       469,881     437,405
  Prior years...............................................       266,025       254,308     235,952
                                                                ----------    ----------    --------
Total paid losses...........................................       734,429       724,189     673,357
                                                                ----------    ----------    --------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,139,603    $1,061,883    $988,036
                                                                ==========    ==========    ========

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

The liability for unpaid accident and health claims includes $994,651,000, $915,368,000 and $854,940,000 of total disability income reserves as of December 31, 1999, 1998 and 1997, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.

6.   FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

6.   FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1999 and 1998 are as follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 60,716    $ 87,300
  Reserves..................................................      35,843      27,586
  Claims and benefits payable...............................       7,964       8,089
  Accrued liabilities.......................................       6,973      10,113
  Unrealized Losses.........................................      32,500          --
  Investments...............................................       4,549       3,861
  Other.....................................................       6,755       2,723
                                                                --------    --------
Total deferred tax assets...................................     155,300     139,672
Deferred tax liabilities:
  Deferred policy acquisition costs.........................      98,539      82,031
  Unrealized gains..........................................          --      35,591
  Fixed assets..............................................       2,963       3,150
  Investments...............................................       1,171         982
  Other.....................................................         160          14
                                                                --------    --------
Total deferred tax liabilities..............................     102,833     121,768
                                                                --------    --------
Net deferred tax asset......................................    $ 52,467    $ 17,904
                                                                ========    ========

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Current.....................................................    $10,873    $30,232    $41,569
Deferred....................................................     29,454        170     (6,449)
                                                                -------    -------    -------
                                                                $40,327    $30,402    $35,120
                                                                =======    =======    =======

Federal income tax payments and refunds resulted in net payments of $13,203,000, $36,367,000 and $58,859,000 in 1999, 1998 and 1997, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1999    1998    1997
                                                                ----    ----    ----
Statutory income tax rate...................................    35.0%   35.0%   35.0%
Other, net..................................................    (2.4)   (2.1)    (.6)
                                                                ----    ----    ----
                                                                32.6%   32.9%   34.4%
                                                                ====    ====    ====

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

7.   ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets at December 31 were as follows (in thousands):

                                                                   1999          1998
                                                                ----------    ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................    $5,082,341    $3,707,687
Assets of the separate accounts owned by the Company, at
  fair value................................................        37,811        34,716
                                                                ----------    ----------
                                                                $5,120,152    $3,742,403
                                                                ==========    ==========

8.   REINSURANCE
In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,580,000, $5,601,000 and $5,742,000 of premium from First Fortis in 1999, 1998 and 1997, respectively. The Company has assumed $11,047,000, $9,315,000 and $5,452,000 of reserves in 1999, 1998 and 1997, respectively, from First Fortis.

In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806,000 of reserves and received approximately $654,924,000 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882,000 ceding commission was capitalized as an acquisition cost (as described in Note 3). During the period October 1, 1999 to December 31, 1999, the Company assumed $31,523,000 of premium under the contract.

The maximum amount that the Company retains on any one life is $1,000,000 of life insurance including accidental death. Amounts in excess of $1,000,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $ 6,246    $ 6,983    $ 8,159
Accident and health insurance...............................     17,803     13,862     13,712
                                                                -------    -------    -------
                                                                $24,049    $20,845    $21,871
                                                                =======    =======    =======

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $   478    $ 4,549    $ 2,973
Accident and health insurance...............................     13,669      9,465     14,781
                                                                -------    -------    -------
                                                                $14,147    $14,014    $17,754
                                                                =======    =======    =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

9.   DIVIDEND RESTRICTIONS
Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company had $49,286,000 free from such restrictions as of December 31, 1999. Distributions in excess of this amount would require regulatory approval.

10. REGULATORY ACCOUNTING REQUIREMENTS
Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):

                                                                                        SHAREHOLDER'S
                                                             NET INCOME                    EQUITY
                                                    -----------------------------   ---------------------
                                                      1999      1998       1997       1999        1998
                                                    --------   -------   --------   ---------   ---------
Based on statutory accounting practices...........  $  9,387   $14,841   $ 62,593   $ 497,858   $ 478,405
Deferred policy acquisition costs.................    54,049    39,782     25,763     430,192     331,938
Investment valuation differences..................       953       745       (497)   (103,361)    100,165
Deferred and uncollected premiums.................    (4,637)      511      2,064     (13,188)     (7,246)
Policy reserves...................................   (20,070)   (7,041)   (19,363)   (127,766)   (156,889)
Commissions.......................................    79,067        --     (3,171)         --          --
Current income taxes payable......................    (8,882)      925      6,450      (9,000)    (10,920)
Deferred income taxes.............................   (18,650)     (417)     6,449      52,467      17,904
Realized gains on investments.....................         9       356        251          --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax.............................................    (6,163)   22,748      9,644          --          --
Amortization of IMR, net of tax...................    (8,565)   (7,128)    (6,315)         --          --
Write-off of investment...........................                  --    (11,705)         --          --
Pension expense...................................    (1,475)       81     (4,153)     (8,235)     (6,440)
Property and equipment............................        --        --         --         591       5,951
Interest maintenance reserve......................        --        --         --      55,117      68,968
Asset valuation reserve...........................        --        --         --      72,940      90,986
Mortgage loans on real estate.....................        --        --         --          --     (20,141)
Other, net........................................     8,183    (3,521)      (900)      1,937      (7,213)
                                                    --------   -------   --------   ---------   ---------
As reported herein................................  $ 83,206   $61,882   $ 67,110   $ 849,552   $ 885,468
                                                    ========   =======   ========   =========   =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

11. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1999, 1998 and 1997, were $11,661,000, $13,077,000 and $12,015,000, respectively.
During 1997, Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $59,390,000, $55,910,000 and $28,525,000 for years ended December 31, 1999, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $79,413,000, $72,638,000 and $72,105,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1999, 1998 and 1997, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

12. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS
The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                          DECEMBER 31, 1999         DECEMBER 31, 1998
                                                       -----------------------   -----------------------
                                                        CARRYING       FAIR       CARRYING       FAIR
                                                         AMOUNT       VALUE        AMOUNT       VALUE
                                                       ----------   ----------   ----------   ----------
                                                                        (IN THOUSANDS)
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities..............................  $2,706,372   $2,706,372   $2,402,343   $2,402,343
       Equity securities.............................      85,021       85,021      157,851      157,851
  Mortgage loans on real estate......................     754,514      741,397      610,131      662,984
  Policy loans.......................................      83,439       83,439       74,950       74,950
  Short-term investments.............................     115,527      115,527       31,868       31,868
  Assets held in separate accounts...................   5,120,152    5,120,152    3,742,403    3,742,403
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal).......................  $  789,002   $  763,861   $  923,102   $  894,019
  Liabilities related to Separate Accounts...........   5,082,341    5,082,341    3,707,687    3,707,687

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

13. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

14. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,225,000, $1,627,000 and $1,594,000 for 1999, 1998 and 1997, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,711,000, $3,610,000 and $3,926,000 for 1999, 1998 and 1997, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 1999 and 1998. Costs allocated to the Company for the year ended December 31, 1997 were $304,000, which includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $19,000, $(5,200) and $20,000 in 1999, 1998 and 1997, respectively, as claims were incurred.

15. YEAR 2000 (UNAUDITED)
The Company utilizes Fortis and its computer systems to process Company businesses. Fortis created a Year 2000 Project Office which was dedicated to ensuring that all of the systems for Fortis and its subsidiaries and affiliates were ready for year 2000. The estimated total cost of the Fortis Year 2000 Project was approximately $85 million. This cost reflects the total cost to the Fortis U.S. companies (excluding the recent American Bankers Insurance Group acquisition). The cost of the Company's portion is estimated at $26.9 million. Approximately, $11.4 million was expensed by the Company in 1999.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were ready for year 2000. Although there have been several minor matters, as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of the mission critical systems. The Company will continue to monitor the status of and exposure to any potential Year 2000 issues.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment

                   1 + .08           60/12
$10,000 X       --------------                - 1         = $234.73
           [(   1 + .07 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $10,234.73

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    9%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                   1 + .08           60/12                = --
$10,000 X       --------------                - 1         $666.42
           [(   1 + .09 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,333.58

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Guarantee Period                                         7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7.75%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                    1 + .08            60/12
$10,000 X       ----------------                - 1         = $114.94
           [(   1 + .0775 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,885.06
------------------------------
* Assumed for illustrative purposes only.

APPENDIX B--SAMPLE DEATH BENEFIT CALCULATIONS

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY                   ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $32,000      $32,000      $32,000
  b. Contract Value on Date of Death                             $20,000      $36,000      $25,000
  c. 1 Year Ratchet Option Value                                 $35,000      $36,000      $31,000
Death Benefit is larger of a, b, and c                           $35,000      $36,000      $32,000

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 5TH CONTRACT ANNIVERSARY                   ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $34,000      $34,000      $34,000
  b. Contract Value on Date of Death                             $38,000      $38,000      $28,000
  c. 1 Year Ratchet Option Value                                 $38,000      $40,000      $33,000
Death Benefit is larger of a, b, and c                           $38,000      $40,000      $34,000

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 10TH CONTRACT ANNIVERSARY                  ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $36,000      $36,000      $36,000
  b. Contract Value on Date of Death                             $39,000      $34,000      $31,000
  c. 1 Year Ratchet Option Value                                 $39,000      $37,000      $32,000
Death Benefit is larger of a, b, and c                           $39,000      $37,000      $36,000

APPENDIX C--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total portfolio expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:

--------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                        1.35%
--------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                           .66%
--------------------------------------------------------------------------------
     =   Total Expense Rate                                            2.01%
--------------------------------------------------------------------------------

Year 1 Beginning Policy Value = $1000.00
Year 1 Expense = $1000.00 X .0201 = $20.10

Year 2 Beginning Policy Value = $1029.90
Year 2 Expense = $1029.90 X 0.0201 = $20.70

Year 3 Beginning Policy Value = $1060.69
Year 3 Expense = $1060.69 X .0201 = $21.32

So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to:
     $20.10 + $20.70 + $21.32 = $62.12

If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) = Surrender Charge
     0.06 X ($1000.00 - $100.00) = $54.00

So the total expense if surrendered is $62.12 + $54.00 = $116.12

APPENDIX D--PRO RATA ADJUSTMENTS

Pro rata adjustments are made for withdrawals in calculating the death benefit payable under the contract. The benefit is described under the section of this prospectus entitled "Benefit Payable on Death of Contract Owner or Annuitant".

A pro rata adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the contract value. Pro rata adjustments are made for amounts withdrawn for partial surrenders and surrender charges, but not for any contract fee-related surrenders.

Under the death benefit set forth as (2) in "Benefit Payable on Death of Contract Owner or Annuitant", the pro rata adjustment for a given withdrawal is equal to:

     (a) the withdrawn amount, divided by

     (b) the contract value immediately before the amount was withdrawn, the result multiplied by

     (c) the quality equal to:

         (i) the contract value on the anniversary, plus

         (ii) purchase payments made since the anniversary and before withdrawal, minus

        (iii) pro rata adjustments for withdrawals made since the anniversary and before the given withdrawal.

Under the death benefit set forth as (3) in "Benefit Payable on Death of Contract Owner or Annuitant", the pro rata adjustment for a given withdrawal is equal to:

     (a) the withdrawn amount, divided by

     (b) the contract value immediately before the amount was withdrawn, the result multiplied by

     (c) the quantity equal to:

         (i) the "Roll-Up Amount" prior to the withdrawal, plus

         (ii) any purchase payments made on or after the date either the contract owner or Annuitant first reaches his or her 75th birthday and before the given withdrawal, reduced by

        (iii) pro rata adjustments for any withdrawals made on or after the date either the contract owner or Annuitant first reaches his or her 75th birthday and before the given withdrawal.

                                               FORTIS BENEFITS INSURANCE COMPANY
                                                               SEPTEMBER 1, 2000

 PROFILE                                         This Profile is a summary of
                  some of the more important points that you should consider and know before purchasing the MASTERS+ ANNUITY. This annuity is more fully described in the prospectus which accompanies this Profile. Please read the prospectus carefully.

  1.  THE ANNUITY CONTRACT

    Masters + Variable Annuity is a contract between you and Fortis Benefits Insurance Company. It is designed to help you accumulate assets for your retirement and other long term financial goals on a tax deferred basis.

    Masters + offers you a diverse selection of money managers and investment options. You may divide your money among the 18 investment portfolios of the Fortis Series Fund and ten fixed account options of Fortis Benefits.

    The investment portfolios offer professionally managed investment options with goals ranging from capital preservation to aggressive growth. Your choices are found on the next page. These portfolios are designed to provide you with better potential return than the fixed accounts. Your investment, however, is not guaranteed. The value of your Masters + contract can fluctuate up or down based on your choices and you may experience a loss. Masters + does provide you with a death benefit that protects your beneficiaries from such loss.

    The fixed accounts provide guaranteed interest rates set by Fortis Benefits for periods from one to ten years. When you invest in these guarantee periods, and leave the money in the contract until the end of the period, your investment and the interest rates are guaranteed. If you make any transfers or withdrawals of your investment before the end of the selected period, your contract value may increase or decrease depending on interest rate changes.

    Like most annuities, this contract has two phases: the accumulation phase and the income phase. During the accumulation phase, you invest money in your contract. Your contract value is based on your investment choices. You may withdraw money from your contract. However, as with most other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. You may also be subject to an IRS tax penalty if you make withdrawals before age 59 1/2.

    During the income phase, you can elect to receive regular payments from your contract. Depending on your choice, these payments can be fixed in dollar amount or can vary with investment performance. The amount of these income payments also are determined by the amount you are able to accumulate during the accumulation phase of your contract.

  2.  ANNUITY INCOME OPTIONS
      (THE INCOME PHASE)

    You may select one of four annuity income options:
         (1) monthly payments during your lifetime;
         (2) monthly payments during your lifetime, but with payments continuing to your beneficiary for a period from 10 to 20 years (as you select) if you die before the end of the selected period;
         (3) monthly payments during your lifetime and the lifetime of another person you select; and
         (4) monthly payments during your lifetime and the lifetime of another person, with the payments being reduced by 1/2 when one of you dies.

    At the start of the income phase, you can choose to have the payments come from the fixed account, the investment portfolios, or both. The dollar amount of your payments coming from the fixed account will be fixed. The payments from the investment portfolios you select will go up or down depending on their performance. Once payments begin, you cannot change your annuity option.

  3.  PURCHASING A MASTERS +
      VARIABLE ANNUITY CONTRACT

    You can buy this contract through your registered representative who can help you complete the proper forms. The minimum initial investment is $5,000 for non-qualified and $2,000 for qualified investments. You can make additional contributions of at least $50 at any time during the accumulation period. The minimum investment may be smaller for certain employer sponsored plans.

                                                               [FORTIS(SM) LOGO]

  4.  INVESTMENT OPTIONS

    You can invest your money in any of the following investment portfolios which are described in the fund prospectus:

    INTERNATIONAL STOCK
                   MFS - Global Equity
                   Fortis - Global Growth
                   Lazard - International Stock
                   T. Rowe Price - International Stock Series II

    DOMESTIC STOCK

    SMALL CAP      Fortis - Aggressive Growth
                   Berger - Small Cap Value

    MID CAP        Fortis - Growth Stock
                   Dreyfus - Mid Cap Stock
    LARGE CAP      Alliance - Large Cap Growth
                   MFS - Investors Growth
                   AIM - Blue Chip Stock
                   MFS - Capital Opportunities
                   T. Rowe Price - Blue Chip Stock
                   Dreyfus - S & P 500 Index
                   Federated - American Leaders
                   Fortis - Value
                   Fortis - Growth & Income
                   Fortis - Asset Allocation

    DOMESTIC BONDS
                   Fortis - High Yield
                   AIM - Multisector Bond
                   Fortis - Diversified Income
                   Fortis - U.S. Government Securities

    CASH           Fortis - Money Market

    You may also choose to invest in the guaranteed fixed account. You can choose among guarantee periods ranging from one to ten years, each with its own interest rate. Once set, the rate will not change during the selected period. These accounts (except for the one year period) have a feature known as a market value adjustment (MVA). This means that if you transfer, withdraw or begin an income phase from one of these accounts before the end of the selected period, your contract value will be adjusted up or down depending on current interest rates.

  5.  EXPENSES

    We deduct insurance charges equal to 1.35% annually of the average daily value of your contract in the investment portfolios. As with other professionally managed investments, there are also investment charges on money in the investment portfolios, estimated to range from 0.35% to 1.25%.

    If you decide to cancel your contract or take money out in excess of the annual free withdrawal amount, there may be a withdrawal charge of a percentage of your investment. The annual free withdrawal amount is 10% of payments made plus any earnings. The withdrawal charge percentage declines with each year the payment is in the contract as follows:

      -----------------------------------------------------------------
      YEAR                    1    2    3    4    5    6    7   8+
      -----------------------------------------------------------------
       WITHDRAWAL
       CHARGE                7%   7%   6%   6%   5%   3%   1%   0%
      -----------------------------------------------------------------

    In a limited number of states, you may also be assessed a state premium tax charge of up to 4%, depending upon the state. In these states, this tax will be deducted when you cancel the contract, begin the income phase, or if a death benefit is paid. In many states, there is no tax at all.

    The following chart is designed to help you understand the expenses in your contract. The column labeled "Total Annual Expenses" includes the total of 1.35% insurance charges and the investment management expenses for each portfolio. The right side of the chart shows you two examples of the expenses, in dollars, you could pay under the contract. The examples illustrate the average cost per $1,000 invested, earning 5% annually and withdrawals: (1) at the end of one year, and (2) at the end of ten years. In the first example, the total annual expenses are assessed along with the withdrawal charges. In the second example, the total annual expenses for the ten years are shown but there is no withdrawal charge assessed. The premium tax is assumed to be 0% for both examples. Please see the prospectus for more complete examples.

--------------------------------------------------------------------------------------------------------------------------
                                              TOTAL ANNUAL       TOTAL ANNUAL        TOTAL
                                               INSURANCE          INVESTMENT         ANNUAL
PORTFOLIO                                       EXPENSES           EXPENSES         EXPENSES            EXAMPLES
--------------------------------------------------------------------------------------------------------------------------
                                                 M&E&A                                             1 YEAR    10 YEARS

--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCK
MFS-Global Equity.........................       1.35%              1.35%            2.70%          $90        $300
Fortis-Global Growth......................       1.35%              0.77%            2.12%          $84        $242
Lazard-International Stock................       1.35%              0.94%            2.29%          $86        $259
T. Rowe Price - International Stock Series
  II......................................       1.35%              1.02%            2.37%          $87        $267
--------------------------------------------------------------------------------------------------------------------------
DOMESTIC STOCK
SMALL CAP
Fortis - Aggressive Growth................       1.35%              0.72%            2.07%          $84        $237
Berger - Small Cap Value..................       1.35%              1.04%            2.39%          $87        $269
MID CAP
Fortis - Growth Stock.....................       1.35%              0.66%            2.01%          $83        $230
Dreyfus - Mid Cap Stock...................       1.35%              1.18%            2.53%          $88        $283
LARGE CAP
Alliance - Large Cap Growth...............       1.35%              0.97%            2.32%          $86        $262
MFS - Investors Growth....................       1.35%              1.25%            2.60%          $89        $290
AIM - Blue Chip Stock.....................       1.35%              1.30%            2.65%          $90        $295
MFS - Capital Opportunities...............       1.35%              1.25%            2.60%          $89        $290
T. Rowe Price-Blue Chip Stock.............       1.35%              0.92%            2.27%          $86        $257
Dreyfus - S&P 500 Index...................       1.35%              0.46%            1.81%          $81        $209
Federated - American Leaders..............       1.35%              1.25%            2.60%          $89        $290
Fortis - Value............................       1.35%              0.78%            2.13%          $84        $243
Fortis - Growth & Income..................       1.35%              0.69%            2.04%          $83        $233
Fortis - Asset Allocation.................       1.35%              0.52%            1.87%          $82        $216
--------------------------------------------------------------------------------------------------------------------------
DOMESTIC BOND
Fortis - High Yield.......................       1.35%              0.57%            1.92%          $82        $221
AIM - Multisector Bond....................       1.35%              0.90%            2.25%          $86        $255
Fortis - Diversified Income...............       1.35%              0.54%            1.89%          $82        $218
Fortis - U.S. Government Securities.......       1.35%              0.52%            1.87%          $82        $216
--------------------------------------------------------------------------------------------------------------------------
CASH
Fortis - Money Market.....................       1.35%              0.35%            1.70%          $80        $198
--------------------------------------------------------------------------------------------------------------------------

  6.  TAXES

    Your earnings are not taxed until you withdraw them from the contract. If you take money out during the accumulation phase, earnings come out first and are taxable ordinary income. If you make a withdrawal prior to age
    59 1/2, you may be charged a 10% federal tax penalty on that amount. Payments during the income phase are considered partly a return of your original investment and partly earnings. You will only be taxed on the earnings portion. However, if your contract is funded with pretax or tax deductible dollars (qualified plan contributions), then the entire payment will be taxable.

  7.  ACCESS TO YOUR MONEY

    You can make withdrawals at any time during the accumulation phase. The minimum amount you can withdraw is $1,000. Any payment invested in the contract for more than seven years can be withdrawn without a charge. You can withdraw up to 10% of your total investment each year plus earnings at any time with no charge. All other withdrawals will be charged according to the table shown in Section 5 "Expenses". If you withdraw from the fixed account, your contract value may be subject to a market value adjustment. You may also have to pay income tax and a tax penalty on any money you withdraw.

    SYSTEMATIC WITHDRAWALS: You can have money automatically sent to you each month during the accumulation phase of your contract. Systematic withdrawals are available for amounts of $100 or more. Of course, withdrawals may be taxable and subject to an IRS tax penalty.

  8.  PERFORMANCE

    The value of your contract will go up or down depending on the investment portfolios you choose. The following chart shows the total return for each investment portfolio for the time periods shown. Insurance charges, investment management charges and all other expenses of the investment portfolio have been deducted from these numbers. These numbers do not reflect any withdrawal charges which, if applied, would reduce the performance. Past performance is not a guarantee of future results.

-----------------------------------------------------------------------------------------------------------------------------
         PORTFOLIO            1999      1998     1997     1996     1995     1994     1993    1992     1991     1990     1989

-----------------------------------------------------------------------------------------------------------------------------
    INTERNATIONAL STOCK
    Fortis - Global Growth    55.57%    9.87%    5.39%   17.50%   28.74%   -4.28%   16.34%     --       --       --       --
    Lazard - International
      Stock                   22.33%   14.91%   10.49%   12.48%   12.83%      --       --      --       --       --       --
    T. Rowe
      Price - International
      Stock Series II         -2.20%   14.41%   11.99%   11.20%   15.90%      --       --      --       --       --       --

    DOMESTIC STOCK - SMALL
      CAP
    Fortis - Aggressive
      Growth                 106.46%   19.55%    0.06%    6.19%   28.15%      --       --      --       --       --       --
    Berger - Small Cap
      Value*                  13.79%      --       --       --       --       --       --      --       --       --       --

    DOMESTIC STOCK - MID
      CAP
    Fortis - Growth Stock     53.09%   17.42%   10.91%   14.85%   25.96%   -4.12%    7.32%   1.55%   51.44%   -4.40%   34.66%
    Dreyfus - Mid Cap
      Stock*                   9.48%      --       --       --       --       --       --      --       --       --       --

    DOMESTIC STOCK - LARGE
      CAP
    Alliance - Large Cap
      Growth*                 25.52%      --       --       --       --       --       --      --       --       --       --
    T. Rowe Price - Blue
      Chip Stock              18.27%   26.39%   25.25%      --       --       --       --      --       --       --       --
    Dreyfus - S&P500 Index    18.72%   26.39%   30.55%      --       --       --       --      --       --       --       --
    Fortis - Value             7.50%    8.18%   23.56%      --       --       --       --      --       --       --       --
    Fortis - Growth &
      Income                   9.23%   11.70%   25.98%   19.87%   27.98%      --       --      --       --       --       --
    Fortis - Asset
      Allocation              17.96%   18.36%   18.62%   10.99%   20.35%   -1.65%    8.32%   5.50%   25.93%    0.64%   22.04%

    DOMESTIC BONDS
    Fortis - High Yield       -0.19%   -0.73%    8.29%    9.03%   11.26%      --       --      --       --       --       --
    Fortis - Diversified
      Income                  -3.00%    4.88%    8.96%    2.74%   15.72%   -6.50%   11.25%   5.64%   13.11%    7.40%   10.80%
    Fortis - U.S.
      Government Securities   -3.25%    7.41%    7.62%    0.82%   17.22%   -7.71%    7.98%   4.70%   12.85%    6.45%      --

    CASH
    Fortis - Money Market      3.55%    3.90%    3.93%    3.75%    4.31%    2.52%    1.39%   1.97%    4.50%    6.42%    7.96%

    --------------------
    * Inception date May 1, 1998; per the SEC, portfolio numbers must reflect an entire year's performance.
    Note: Masters Annuity was first offered for the sale on April 4, 1991.
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  9.  DEATH BENEFIT

    If you die during the accumulation phase, your contract beneficiary will receive a death benefit. This death benefit will be the greater of three amounts:
         1) the value of your contract;
         2) at the time of death, the highest anniversary contract value up to your 75th birthday; plus (a) any money you put in since that anniversary less (b) a proportionate reduction related to any money you took out since that anniversary.
         3) if you die before your 75th birthday, the value of all payments accumulated at 5%, less an adjustment for any money you took out. The maximum this amount can be is twice your adjusted payments. The adjustments are equal to a proportionate reduction related to any money you took out. If you die after age 75, the death benefit is slightly different.

 10.  OTHER INFORMATION

    FREE LOOK PERIOD: You may cancel your contract within 10 days of receiving it (or whatever period is required by your state). We will pay you the value of your contract without imposing a withdrawal charge. This may be more or less than the amount you invested. If required by law, we will return your original payment.

    NO PROBATE: In most cases, your beneficiary will receive the death benefit when you die without going through probate.

    DOLLAR COST AVERAGING: You can invest gradually with a regular amount of money into your chosen investment portfolios from any of the portfolios, or from the one year guarantee period of the fixed account. This can lower your average cost per unit over time as compared to your cost on a single purchase.

    AUTOMATIC REBALANCING: You can maintain your asset allocation mix by asking us to readjust your money on a periodic basis. This can help you keep your investment in line with your goals.

    NURSING HOME WAIVER: You will be able to take your money out without a withdrawal charge if you are in a nursing home and meet certain conditions.

    DISABILITY WAIVER: You will be able to take your money out without a withdrawal charge if you are disabled and meet certain conditions.

 11.  INQUIRIES

    If you need more information, please contact us at:
    Fortis Benefits Insurance Company
    P.O. Box 64272, St. Paul, MN 55164
    800-800-2000, Ext. 3057

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